UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10405
                                                     ---------

                              ALPINE SERIES TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                                   3RD FLOOR
                              MILWAUKEE, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004
                         ----------------

Date of reporting period:  OCTOBER 31, 2004
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

(ALPINE LOGO)

EQUITY & INCOME FUNDS

ALPINE DYNAMIC BALANCE FUND
ALPINE DYNAMIC DIVIDEND FUND
ALPINE MUNICIPAL MONEY MARKET FUND
ALPINE TAX OPTIMIZED INCOME FUND

Annual Report
October 31, 2004

This material must be preceded or accompanied by a current prospectus.

                             REPORT TO SHAREHOLDERS

                          ALPINE'S INVESTMENT OUTLOOK
                                     PAGE 1

                              FUND MANAGER REPORTS

                          ALPINE DYNAMIC BALANCE FUND
                                     PAGE 4

                          ALPINE DYNAMIC DIVIDEND FUND
                                     PAGE 8

      ALPINE MUNICIPAL MONEY MARKET FUND/ALPINE TAX OPTIMIZED INCOME FUND
                                    PAGE 11

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 16

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 26

                            STATEMENTS OF OPERATIONS
                                    PAGE 28

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 30

                              FINANCIAL HIGHLIGHTS
                                    PAGE 34

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 40

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    PAGE 47

                             ADDITIONAL INFORMATION
                                    PAGE 48

                          ALPINE'S INVESTMENT OUTLOOK

Dear Investor:

  We are pleased to provide you with this annual report of both the Alpine Dynamic Balance and Dynamic Dividend Funds, and the Alpine Income Mutual Funds for the fiscal year ended October 31st, 2004. Alpine has continued to build on the strong positive performance of the prior five years for all three of our real estate funds, three years for the Dynamic Balance Fund and 2003 results for the Dynamic Dividend and Income Funds. As most existing shareholders know, real estate and income oriented mutual funds have been a particularly strong area and we are pleased to report that Alpine's Funds have been meeting or exceeding our performance goals. Comparative standardized period performance data is detailed in the specific fund sections of this report. In addition to specific reviews of the year by our portfolio managers, we also wish to present Alpine's view of the economic and investment environment which helps shape the Funds' portfolios.

THE ECONOMY: A CYCLICAL SWEET SPOT, SOURED BY EXCESSES AND TEMPERED BY CAUTION.

  The Presidential elections and current concerns over weakness in the U.S. dollar have highlighted their relationship to our government's deficit spending program. This a classic example of Keynsian "guns and butter" fiscal stimulus which has relied upon the current account deficit has helped to finance these policies. As long as our payments for imports are recycled back into U.S. Treasury bonds and notes, current fiscal policies can continue. The economy's recovery from the 2001 recession was initially fueled by very low interest rates designed to stimulate the housing sector as both a driver of economic activity as well as a mechanism to create wealth through home price appreciation that would offset the negative wealth effect of the collapsing stock market bubble. An ancillary impact was the massive liquification of household balance sheets through mortgage refinancing. Not only did this permit homeowners to capture the accreted value in their homes, but it also stimulated the consolidation of other consumer debt at lower interest costs which boosted disposable income for additional consumption. As a result, some homeowners expanded their capacity to consume through lower debt costs, while others used cash-out financing to fuel expenditures, often (45%) on home improvement. Over the past year concerns of a possible housing bubble have evolved out of legitimate concerns over stretched household balance sheets. Alpine's estimation is that such fears exaggerate the risk, although any severe disruptions in the job market or financial markets could pressure the mortgage markets, and thus consumer demand.

  In examining the rate of change in consumer spending versus change in household income, it is particularly worrisome that we have seen income growing faster than consumption in only three of the past ten quarters. This appears to be an acceleration of a 22 year trend which began when interest rates started falling in the aftermath of the 1981 recession. However, the October savings rate calculated by the Commerce Department at 0.2% of disposable income leaves very little room to adapt to potential changes in the economic environment without an impact on either consumption or household debt. This has already been a factor in the softer sales trends this Fall at Wal-Mart. The typical household spent 75% of their take home pay on payments for housing, cars, education, childcare, health insurance and taxes. Thus, the prospects for continued strong consumption patterns in light of already stretched balance sheets suggests that household income growth will require more than one-off tax-cuts. Without a tighter job market or an inflating economy, retailers should become increasingly cautious about sales growth in the near future.

  Such caution is already apparent in corporate balance sheets. Corporate cash holdings amounted to $1.3 trillion in the middle of 2004. At a time when treasurers can only achieve nominal returns on short-term investments one would expect much of this capital would go into corporate capital expenditures (capex). Indeed, the historical pattern has been for corporate capex to exceed operating cash flow, which necessitated periodic trips to the capital markets for either debt or equity financing. However, today we see constrained spending on new plant and equipment, as existing capacity utilization rates remain historically low and prospective growth in consumption remains uncertain. Inevitably, the key variable here is the expectation of future growth. One signal of such expectations amongst our corporations leaders was revealed in October when the business council released their survey of GDP growth estimates for 2005 at only 2.0%, which was far more pessimistic than most economists who estimate in excess of 3.0% growth. Perhaps this is why corporate cash levels have grown by 20% since the end of 2002. This is another reason why we have seen an increased number of companies increasing their regular dividends and even paying special dividends to shareholders if not buying back their stock.
It is both ironic and unfortunate that companies have been hoarding cash, since rising consumption is in part held back by sluggish household income growth due to historically slow recoveries in corporate hiring at this stage of the cycle, Alpine believes that a well conceived, payroll focused, temporary tax stimulus plan might be beneficial if job creation does not improve. Given our government's fiscal and current account deficits, this could prove tough to put in place.

  While corporations have taken a more conservative approach to their balance sheet and operational needs, many household balance sheets appear to be maxed out and the government has unfortunately limited its capacity to stimulate fiscal policies much further before alarming financial markets. Seeing this, the Federal Reserve is clearly trying to regain a neutral level on its Fed Funds rate so it might regain some stimulative capacity if it needs to lower interest rates again. Unfortunately, the lack of financial flexibility amongst our households, the government and the Federal Reserve has been exacerbated by the significant current account deficit with which we fund much of our consumption and government spending as capital is borrowed from our largest trading partners. Historically, current account deficits above levels exceeding 4-5% of GDP has caused problems for less significant nations. Although it is unclear what level might prove problematic for the U.S., it appears that the Dollar is weakening in response to both foreign investors' concerns over these expanding deficits and leverage, as well as Administration efforts to increase the cost of imports, vis-a-vis domestic goods and services. A cheaper Dollar also serves to lower the value of our debt to some of our foreign creditors. This could be a quite risky for it might induce some of our foreign creditors to lower their exposure to our Dollar and hence drive the currency even lower. The ultimate risk here is that the U.S. would be forced to raise interest rates at a time when the economy is not robust and this could potentially stagnate the economy and potentially create a recessionary environment. Even though Alpine does not believe this is an inevitable scenario, we do think our economic condition leaves the U.S. increasingly vulnerable to unforeseen or cascading events which could have a deleterious impact on our economy.

  The rest of the world will probably evolve in different ways over the next year or two. China and India will continue to see relatively rapid growth, as will much of Southeast Asia which is increasingly supplying the needs of these countries. It appears that Japan has seen an end of deflation, however, we are not sure whether domestic demand will in fact accelerate at an important level which might create sustained economic growth for Japan. Europe continues to grow slowly, as transfer payments from the West to new EU member countries will lead to both selective growth opportunities as well as displacement. Canada will most likely follow the cycle set by the U.S. For Latin America, continued recent economic and political stability in its major countries will likely sustain growing trade and direct investment from both Asia and Europe, which should have a long-term stimulative impact. Unfortunately, Africa continues to be the saddest and most desperate region offering fewer investment opportunities.

  Even though regional economies still ebb and flow with internal dynamics, the pull of globalization continues to link us all. This is especially so for equity investors who can now participate in favored sectors and regions around the world. Capital will continue to seek out enduring trends, stable situations and undervalued opportunities. So too will Alpine.

EQUITY MARKET PROSPECTS

  Given Alpine's sobering economic perspective, it follows that we might be cautious in our outlook for equity markets. For the broad market, this is so, however, we suspect there will be opportunities for superior investment returns available to those of us who are diligent, nimble and perhaps fortunate to accurately assess the continuation of a market in an extended cyclical and perhaps structural transition. After the rebound in 2003 from depressed valuations, 2004 saw alternating periods of rising or falling economic expectations which in turn shifted sector favoritism and valuations. We think this will recur in 2005, although we believe that the economy will slow over the course of the year. Cheap capital, strong share prices and moderate growth prospects should favor merger and acquisition activity, niche business strategies, strong growth situations, and companies which can offer solid dividend growth potential. Even though aggregate market valuations seem a bit high for the pace of prospective growth, the probability of continued low interest rates will provide few attractive investment options outside of equity markets. While this may stabilize the broad market (excepting unforeseen events), individual stocks or specific sectors which disappoint investors could be especially vulnerable to severe correction. Selectively, this may create attractive buying opportunities.

  Alpine will continue to balance investments offering visibility with opportunities, near term value timing situations with long term appreciation and current yield versus future risk. We believe our multi-cap focus on transitional values, out-of-favor growth, mispriced opportunities and dividends which grow will enable Alpine to build on our proven history of performance.

  All of us at Alpine wish to express our appreciation to Donald Stone, who retired from the Fund's Board of Trustees. Don brought an uncommon wisdom and a deep understanding of the financial markets to our meetings. He also demonstrated both a passion for the investment business and compassion for investors. While Don's wit and counsel will be missed by us, he stepped down to focus on his oversight activities on behalf of members of the New York Stock Exchange.

  We welcome as trustee Jeffrey Wachsman, Esq. His expertise in the legal affairs of international investors, as well as domestic real estate and private investment portfolios will provide further resources to the Funds. With common sense and uncommon integrity, Jeff has already assisted the Board and served shareholders.

  As significant investors in all of our Funds, Alpine's managers appreciate both your support and interest in our investment endeavor. We look forward to updating investors either in our next shareholder report, or through our redesigned website (coming in late January) at www.alpinefunds.com.

Sincerely,

/s/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money. Mutual fund investing involves risk. Principal loss is possible.

Quasar Distributors, LLC, Distributor.  12/04

                          ALPINE DYNAMIC BALANCE FUND

                  Alpine Dynamic      Moody's Equity Mutual
     Date          Balance Fund        Fund Balanced Index     S&P 500 Index
     ----         --------------      ---------------------    -------------
    6/7/2001         $10,000                 $10,000              $10,000
  10/31/2001         $10,164                  $9,090               $8,341
   4/30/2002         $10,707                  $9,252               $8,534
  10/31/2002          $9,471                  $8,465               $7,081
   4/30/2003         $10,228                  $8,778               $7,397
  10/31/2003         $11,696                  $9,613               $8,552
   4/30/2004         $12,363                 $10,019               $9,089
  10/31/2004         $13,356                 $10,319               $9,357

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Moody's Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multiasset global funds. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Balanced Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                                                 SINCE INCEPTION
                                               1 YEAR   3 YEARS     (6/7/01)
                                               ------   -------  ---------------
Alpine Dynamic Balance Fund                    14.19%    9.53%        8.88%
Moody's Equity Mutual Fund Balanced Index       7.35%    4.32%        0.93%
S&P 500 Index                                   9.42%    3.92%       -1.77%

                          PORTFOLIO DISTRIBUTION*<F1>

               Cash/Cash Equivalents                         4.8%
               U.S. Gov't Agency Obligations                 3.2%
               U.S. Gov't Obligations                       18.3%
               Automotive Equipment                          1.2%
               Commercial Products & Services                4.7%
               Construction-Homebuilder                      7.3%
               Consumer Products & Service                   5.3%
               Energy                                        2.7%
               Financial - Banks                            14.9%
               Financial Services                            8.4%
               Medical Instruments                           2.0%
               Pharmaceuticals                               4.8%
               Printing                                      1.0%
               Real Estate Investment Trusts                10.8%
               Retail                                        1.6%
               Software                                      1.6%
               Transportation                                0.9%
               Transportation Services                       2.6%
               Utilities                                     3.9%

TOP 10 HOLDINGS*<F1>

   1.   U.S. Treasury Bond, 6.000%, 2/15/2026                    8.16%
   2.   U.S. Treasury Note, 5.000%, 2/15/2011                    4.58%
   3.   Federal National Mortgage Association,
          6.250%, 5/15/2029                                      3.22%
   4.   FedEx Corp.                                              2.58%
   5.   J.P. Morgan Chase & Co                                   2.18%
   6.   Fannie Mae                                               2.18%
   7.   Comerica Incorporated                                    2.17%
   8.   Standard Pacific Corp.                                   2.04%
   9.   Pulte Homes, Inc.                                        1.94%
  10.   Vornado Realty Trust                                     1.90%

*<F1> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

  We are pleased to report that the Alpine Dynamic Balance Fund completed its third full fiscal year on October 29, 2004 with a gain of +14.19%. This total return compares with 7.35% for the Moody's Balanced Equity Fund Index in the same 12-month period and 9.41% for the Standard & Poor's 500 Stock Index. From the inception of the fund on June 10, 2001, the Fund has provided a total return of 33.55%, equal to an annualized rate of 8.88%. This compares with -0.03% for the Moody's Balanced Equity Fund Index in the same period and 0.07% for the S&P 500 Index. These performances have earned the Fund a ranking of 5th among the Lipper Analytical balanced mutual fund category, in the top one percent out of 552 Funds for the 12 months to October 29. It was in the top two percent for the three-year period, ranking #8 among 450 funds (based on fund total returns).
The Fund received a 5-Star Overall Morningstar RatingTM among 755 Large Value funds (derived from a weighted average of the performance figures associated with its three-year Morningstar RatingTM metrics).

  The Fund continued to follow the basic investment strategies initiated at its inception in 2001. They have been rewarding. This fiscal year also saw a significant new dynamic in our strategy focus - the dividend tax reduction opportunity. With most dividends now taxed at a 15% level on the Federal basis, and with a comparatively short holding period required for that tax rate to be effective, we aimed to adjust the Fund's strategy to benefit from these new opportunities. We also recognized that corporate policies will be increasingly focused toward higher dividend payout after years of comparatively low dividend payments. The Fund has already benefited. Through the fiscal year, 70 of our holdings have increased their dividends, including those held at the end of the period and those held for part of the period. This reflected our major effort at research on selection of investments for portfolio dividend enhancement. It is now a key focus for the Dynamic Balance Fund, as it is the central focus of the Dynamic Dividend Fund. In addition to increased dividend payouts on a regular basis, the Fund has also participated in a number of special dividends. The most widely publicized of them was the $32 billion payout by Microsoft Corp. While this was an exceptional example in size, it does typify the possibilities in companies which have accumulated large cash positions and do not see the need to fully utilize them for continuing capital investment. Looking ahead, we expect a repeat of this pattern among many companies in many industries.

  The dividend story complements our overall strategy of being sensitive to unique opportunities in potential undervaluation. In the portfolio's record of the 2004 fiscal year, we see many examples of gains in undervalued opportunities. In energy, we chose to focus on coal. Among financial institutions, our focus was potential merger and acquisition candidates. In real estate, we emphasized uniquely positioned builders of growth values, and in utilities on undervalued turnaround opportunities. The portfolio is being managed with a search for growth values, whether it be purchasing Doral Financial Corp. because of the quite unique mortgage financing opportunities in the growth of Puerto Rico or Ryland Group because of the steady and increasing demand for its home construction, or Vornado Realty Trust because of its unique development and cash allocation potentials, or Union Pacific because of the turnaround prospect of its understaffed operations.

  The overall investment strategy of the Fund is to dynamically balance investment commitments between the highest grade fixed income obligations and undervalued, high quality common stocks. The latest year brought both opportunities and challenges in both of these categories. The bond market was quite volatile, with a sharp decline in yields and consequent price rises through May, a jump in yields with price declines through August and then a recovery, again, into October. Our basic strategy was driven by the expectation that yields would not rise sharply in an economy of projected moderating growth. While we retained the Fund's positions in long-term U.S. Treasuries and Agencies, as we saw the market peaking in the spring we reduced selected positions and then re-established them when prices fell. Toward the end of the fiscal year, we added short-term to intermediate-term Treasury obligations.

  The fixed income investment remained just above 25% of the portfolio, including cash equivalents. We did not see the fiscal year as a period when greater returns would be obtained in bonds than in selected stocks, so maintained the bulk of the monies in equity positions.

  As suggested by the portfolio's Treasury Bond positions, we did not share widespread apprehensions about sizeable increases in interest rates in a rapidly strengthening economy. Instead, we thought that a restrained pattern of rising rates could generate opportunities in interest sensitive businesses capable of improving returns. The 15% bank position provides a selection of such opportunities. The largest holdings, JPMorgan Chase Co. and Comerica Inc. are both viewed as beneficiaries of an improving industrial economy, with better loan demand and improving credit standards. The next two largest holdings, Doral Financial Corp. and Golden West Financial Corp. are seen as extremely effective operators in the mortgage sector, the one predominantly in Puerto Rico and the other in California. The largest number of holdings are smaller banks, each of which is regarded as a potential special situation, either as an acquirer or an acquiree. The major acquisition development in this group during the year was the purchase of Fleet Boston Financial Corp. by Bank of America, resulting in a 41.81% gain from cost in this issue, the largest financial holding in the Fund portfolio. Among smaller holdings, BSB Bank Corp. was acquired with a 64.54% gain from cost, and SouthTrust Corp. was sold with a 24.18% gain after the proposal of its acquisition by Wachovia Corp. In addition to the above, BankNorth has recently agreed to a purchase of 51% its equity by Toronto Dominion Bank.

  While the great transition in banking through mergers and acquisitions has been ongoing for over 20 years, the dynamics of consolidation appear to us to still be vigorous due to technological advances and more intensive merchandising efforts throughout the industry.

  In financial services, our focus is on the special situation opportunities. The largest holding is MBNA Corp., where we anticipate further opportunities for consolidation and innovation in the credit card industry. At the very end of our fiscal year, Marsh McLennan was added to the holdings after the shares lost 40% of their value upon the New York Attorney General's disclosure of inappropriate practices within its industry. Our assumption is that the shares had fallen below residual values.

  The real estate investment trust holdings, 10.8% of the portfolio, provided the outstanding realized gain in the portfolio's performance this year upon the sale of Chelsea Property Group with a 171.29% price gain from cost. Chelsea, the leading developer and operator of specialized shopping centers for discounters of prominent brands, was acquired by the Simon Property Group. The remaining largest holdings in this sector are Vornado Realty Trust and Simon Property Group, itself. Vornado, which has provided a 65.7% appreciation since purchase, has now entered another phase of potentially significant aggressive growth with its acquisition of a key interest in Sears. Simon with a 51.7% appreciation since purchase is at the threshold of significant new opportunities through Chelsea, particularly with the latter's position in Japan.

  The residential construction group has provided major appreciation in leading holdings; 77.1% in Pulte Corp., 80.4% in Ryland Group, 65.3% in MDC Holdings, since their purchase. We continue to believe it represents an area of undervalued growth opportunity. These leading residential construction companies typify an undervaluation of current earnings relative to the market because of widespread investor expectation that the businesses will prove highly cyclical. The widespread view is that very low interest rates have led to exaggerated demand for residential ownership and thus, residential construction. But, we do not expect a dangerous rise in interest rates in the present environment to upset consumer financing for homes. We do expect that there will be continued growth among the major efficient builders through increasing market share and industry consolidation. Thus, with this group selling about one-third to one-half of the overall equity market multiple, we have retained and in some cases, increased holdings.

  The pharmaceutical industry has been a very difficult segment of the stock market in this recent environment of political and technological uncertainty. The Fund's largest holding in the group, Johnson & Johnson, has withstood the adversities of this period with its share price increasing 13% since the beginning of the fiscal year and is 23.9% above cost. On the other hand, Merck & Company has been the most disappointing, notably in the last days of the Fund's fiscal year after the company announced the withdrawal of its product, Vioxx, from the market. In this subsequent environment of apprehension over the pharmaceutical industry, we added new holdings in Wyeth, Inc. to the portfolio. It has already been impacted by a major product disappointment some years ago and is in the process of an impressive recovery with products gaining new consumer traction.

  The majority of other holdings in commercial products and services and consumer products and services are companies where we see a strong basic position in markets with sustained and growing demand and reasonable valuation. The longest held among these positions and the smallest company is RPM Inc. with an 81% price appreciation since acquisition. The largest holding in the group is Kimberly Clark Corp., where we expect a continuing rationalization of production and operations. Accordingly, it will shortly spin off its Neenah Paper Company subsidiary.

  We begin the new fiscal year with an effort to evaluate the impact of the changing political scene upon the investment structure and opportunities for this Fund. While it is too early to project definitive changes in national policies, there are many generally observable expectations. Significantly, the tax structure, which has favored dividends and capital gains, will at least continue as favorable. Any effort toward debt reduction is indicated to come from cuts in programs and special tax benefits. Such changes are fraught with political difficulties and unlikely to be evident over the near term. Sustained, and even growing, defense spending appears likely as the Administration regards its re-election as evidence of broad public support for its policies in Iraq and in the build up of military systems. Policies in restraint of imports and for increase of exports do not appear to be on the agenda, thus suggesting continued pressure on the dollar versus other currencies. Domestic policy initiatives initially seemed confined to an effort to further lower taxes and transfer social security payments to the private sector. Such steps are likely to result in insecurity and volatility for the financial markets. Overall, we do not anticipate any near term shifting of trends, but rather a gradual effort to legislate new directions.

  Our selection of investments in the period ahead will focus most intensely on the choice of common stocks of companies with potentially favorable transformations. We will look, as we long have, for merger and acquisition opportunities, for companies with good expectations of emerging from temporary difficulties into renewed strength, and for companies which are undervalued because of temporary adverse industry or company specific developments. Our fixed income commitment will vary in size and maturity in accordance with our evaluation of risk and reward potential in the highest grade bond market.

  We look forward to continuing the Fund's record of outperformance, having strengthened our organization through new staffing with highly experienced, proven investment personnel. We thank our shareholders for their continuing support.

Stephen A. Lieber
Samuel A. Lieber
Lorraine Klepacki
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

INVESTING IN THIS FUND INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, OPTIONS AND FUTURES TRANSACTIONS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

(c) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Alpine Dynamic Balance Fund was rated against the following numbers of U.S.-domiciled Large Value funds over the following time periods:755 funds in the last three years. With respect to these Large Value funds, the Alpine Dynamic Balance Fund received a Morningstar RatingTM of 5 stars for the three-year period.

                          ALPINE DYNAMIC DIVIDEND FUND

                Alpine Dynamic       Moody's Equity Mutual
    Date         Dividend Fund     Fund Growth Income Index    S&P 500 Index
    ----        --------------     ------------------------    -------------
  9/22/2003         $10,000                 $10,000               $10,000
 10/31/2003         $10,690                 $10,293               $10,257
 11/30/2003         $10,940                 $10,383               $10,349
 12/31/2003         $11,673                 $10,928               $10,804
  1/31/2004         $12,219                 $11,128               $10,973
  2/29/2004         $12,644                 $11,283               $11,110
  3/31/2004         $12,567                 $11,113               $10,960
  4/30/2004         $12,339                 $10,938               $10,761
  5/31/2004         $12,631                 $11,088               $10,892
  6/30/2004         $13,060                 $11,304               $11,085
  7/31/2004         $12,744                 $10,929               $10,656
  8/31/2004         $12,638                 $10,975               $10,657
  9/30/2004         $13,193                 $11,093               $10,791
 10/31/2004         $13,355                 $11,263               $10,931

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects voluntary fee waivers in effect. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.

The Moody's Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Moody's Equity Mutual Fund Growth Income Index and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                                                 SINCE INCEPTION
                                                      1 YEAR        (9/22/03)
                                                      ------     ---------------
Alpine Dynamic Dividend Fund                          24.90%         29.85%
Moody's Equity Mutual Fund Growth Income Index         6.57%          8.36%
S&P 500 Index                                          9.42%         10.00%

                          PORTFOLIO DISTRIBUTION*<F2>

               Aerospace                                     3.0%
               Apparel                                       1.2%
               Building - Maintenance & Service              1.5%
               Cash/Cash Equivalents                         9.5%
               Chemicals                                     3.7%
               Computers                                     0.4%
               Commercial Products & Services                3.4%
               Conglomerate                                  1.5%
               Construction - Homebuilder                    0.3%
               Construction - Services                       1.6%
               Consumer Products & Services                  4.1%
               Energy                                        6.0%
               Entertainment                                 3.5%
               Financial - Banks                             9.4%
               Financial Services                            0.4%
               Food & Beverages                              7.7%
               Lodging                                       0.8%
               Lottery Services                              0.8%
               Manufacturing - Diversified                   5.6%
               Medical Supplies                              3.4%
               Pharmaceuticals                               4.5%
               Restaurants                                   1.4%
               Retail                                        5.2%
               Software                                      2.7%
               Telecommunications                            3.7%
               Transportation                                8.0%
               Utilities                                     6.7%

TOP 10 HOLDINGS*<F2>

   1.  Tsakos Energy Navigation Ltd.                                  2.71%
   2.  Microsoft Corporation                                          2.70%
   3.  Abbott Laboratories                                            2.06%
   4.  Citigroup Inc.                                                 2.02%
   5.  Frontline Limited                                              2.01%
   6.  Lincoln Electric Holdings, Inc.                                1.96%
   7.  The Dow Chemical Company                                       1.96%
   8.  Lockheed Martin Corporation                                    1.92%
   9.  Bassett Furniture Industries, Incorporated                     1.91%
  10.  Regal Entertainment Group - Class A                            1.91%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

  We are pleased to report that the Alpine Dynamic Dividend Fund generated strong results in its first full year of operation, outperforming both the broad market and its equity income peers while also distributing an attractive dividend yield. For the fiscal year ended October 31, 2004, the Fund provided a total return of 24.90%, with 15.42% in capital appreciation and 9.48% in dividend payments. This compares favorably with a 9.42% total return for the S&P 500 Stock Index and a 6.57% total return for the Moody's Equity Growth Income Index for the same time period. Since inception on September 22, 2003, the Alpine Dynamic Dividend Fund has produced a total return of 33.52%, with 23.40% in capital appreciation and 10.12% in dividend payments, versus a return of 12.62% for the S&P 500 and a 9.31% return for the Moody's Equity Growth and Income fund.

  The Alpine Dynamic Dividend Fund ended the fiscal year with total net assets of $43.53 million, an increase of 222% over the past 12 months. In addition, the fund was ranked #1 out of 224 funds in the equity income category for the year ended October 31st, 2004 (based on fund total returns), according to Lipper.

  The Alpine Dynamic Dividend Fund was designed specifically to maximize the amount of distributed dividend income that is qualified for the new 15% tax rate, while also employing a research driven approach to identifying companies with the potential for dividend increases and capital appreciation. We believe we have taken a unique and dynamic approach to maximizing both income and capital appreciation by combining three different investment strategies with a multi-cap focus. These strategies are reflected in both our top 10 holdings as well as our best performing stocks in fiscal 2004.

  First, we run a portion of our portfolio with a dividend capture strategy, where we invest in consistent, high yielding stocks or in special situations where large cash balances are being returned to shareholders in the form of one-time special dividends. These actions reflect strong corporate balance sheets as well as management incentive to distribute excess cash in the form of dividends due to the new lower tax rates. We enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate. Three of our current top 10 holdings announced attractive special dividends in addition to their current quarterly payouts in the past 12 months, including Frontline ($9.30 in special dividends), Regal Entertainment ($5 special), and Microsoft ($3 special).

  Second, we have identified core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and potential dividend increases. In our top 10 holdings, we would categorize Abbott Laboratories, Citigroup, and Lockheed Martin in this group. We believe each of these companies has solid near term earnings growth prospects and each raised their annual dividends in the past year by an average of 11%.

  Our third strategy is what we call "value with a catalyst", where we look for under-valued or turnaround situations where there may exist high current dividend yields due to depressed earnings that we believe are poised to recover. We would categorize four of our current top 10 holdings, Tsakos Energy Navigation, Lincoln Electric, Dow Chemical, and Bassett Furniture in this group, where we believe there is a strong fundamental rebound in earnings and cash flow over the next several years as well as attractive valuations. These four holdings are forecasted to have earnings growth on average of 62% in 2004 and 31% in 2005 and are currently yielding 3.1%.

  Capturing dividend increases is an important component of our research and investment strategy. Since inception on September 22, 2003, 63% of the stocks that we have owned in our portfolio have reported dividend increases averaging 41% or announced special dividends ranging from 10 cents to $17.50 per share. The Fund has captured a total of 40 special dividend payouts since inception.

  Although several of our top 10 holdings are from the traditional higher yield, large capitalization segments of the dividend-paying universe, we believe a major factor of our outperformance has been Alpine's multi-cap approach. All of our top 10 performers in the 12-month period ended October 31, 2004 were small or mid-cap stocks. Market capitalizations range from a low of $63 million at Rocky Mountain Chocolate Factory (88.3% return in fiscal 2004) to a high of $7.0 billion at Lyondell Chemical (37.8% return). This is consistent with our strategy of researching and identifying specialized businesses where each has an important catalyst that we believe will produce attractive earnings and cash flow growth and higher dividends.

  Notably, among our best performers in fiscal 2004 were commodity and material stocks, which benefited from a rebound in global industrial demand. Four of our top gainers, Frontline (309.7% return), Tsakos Energy Navigation (187.1% return), Teekay Shipping (49.8% return) and Ship Finance International (41.4% return) engage in the business of transporting oil. The other commodity standout beside Lyondell Chemical was Eastman Chemicals with a 46.4% return. Rounding out our top 10 performers were International Aluminum (68.6% return), a manufacturer of building products like doors, windows, and storefronts for residential and commercial construction; Sanderson Farms (42.3% return), a poultry producer benefiting from the increased demand for chicken associated with low-carb diets; and Bassett Furniture (44.25% return), which is benefiting from increased demand for residential furniture and its restructured direct sales model.

  We want to note that the last day of trading for our fiscal year was October 29, 2004, just a few days prior to the U.S presidential election. Given the uncertainty regarding the political outcome of the election and potential security issues, we made the decision to hold a large amount of cash (9.5%) on our balance sheet. In addition, we structured the portfolio to be highly diversified, with no individual sector representing more than 10% of assets, and we reduced some of our higher beta names. Following the elimination of the election uncertainty, we have since become fully invested.

  As we look into 2005, we are optimistic about the outlook for the stocks in our portfolio. We see several factors that point to investors wanting more dividend yield and companies being more likely to increase their dividend payouts. Based on our assumption of slower, single-digit earnings growth for the S&P 500 in 2005, we believe investors will continue to demand higher dividend yields as part of their total return expectations, particularly with the lower 15% tax rate. The current yield on the S&P 500 is 1.9%, but historically the dividend component of total return was much higher. According to Standard and Poor's, the average annual total return on stocks since 1926 has been about 7%, with dividends accounting for 4% of that total. Therefore, we believe investors will look to put more money in attractive dividend yielders to enhance returns.

  In addition, we believe the fundamentals at many traditional dividend-yielding companies like industrials, materials, consumer staples, and utilities, look positive in 2005 and will attract more investors. A large portion of dividend paying stocks will be poised to benefit from the weaker dollar, continued penetration of global markets, improved balance sheets and operational leverage following years of restructuring. Therefore, the earnings and cash flow growth outlook for many of the companies in our portfolio remains strong and above the average expectation for the broader market.

  Lastly, companies are sitting on record levels of cash on their balance sheets as they end 2004 and many forecast continued strong cash free cash flow in 2005. With U.S. and global capacity utilization still well below historical peaks, we expect only targeted capital spending increases in 2005. We believe some capital will be spent on pent up demand for mergers and acquisitions as companies look to supplement slowing organic growth. However, we still expect a substantial amount of cash will likely be returned to shareholders in 2005 either in the form of share repurchases our increased dividend payouts.

  Alpine is particularly focused on companies with high levels of inside ownership as we believe the 15% tax rate provides additional incentive for special dividends, as was the case for Microsoft in 2004. According to Standard & Poor's, companies in the S&P 500 index currently pass on 34% of their earnings in the form of dividends versus an average payout of 54% historically. Given the large cash positions, solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies may increase their dividends in 2005.

  These positive fundamentals will be balanced with the risks of rising interest rates, potentially slower global growth and continued geopolitical uncertainties. Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities to provide outperformance on the upside. The selection of stocks in our portfolio is based on our independent appraisal of each company's potential for profits, dividend growth and market revaluation across a broad spectrum of stock market capitalizations, industries, and international borders. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

  Thank you for your participation and we look forward to a prosperous year in 2005.

Jill K. Evans
Portfolio Manager

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

INVESTING IN SMALL AND MID CAP STOCKS INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY AS COMPARED TO LARGE CAP STOCKS.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

                       ALPINE MUNICIPAL MONEY MARKET FUND

                           EQUIVALENT TAXABLE YIELDS
                                 AS OF 10/31/04

                                                            YOUR TAX-EXEMPT
                                                          EFFECTIVE YIELD OF
                                           MARGINAL       1.63% IS EQUIVALENT
   JOINT RETURN        SINGLE RETURN       TAX RATE     TO A TAXABLE YIELD OF:
   ------------        -------------       --------     ----------------------
 $58,101-117,250     $29,051-70,350          25.0%               2.17%
 $117,251-178,650    $70,351-146,750         28.0%               2.26%
 $178,651-319,100    $146,751-319,100        33.0%               2.43%
 Over $319,100       Over $319,100           35.0%               2.51%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2004 marginal tax rate.

                          PORTFOLIO DISTRIBUTION*<F3>

               Cash/Cash Equivalents                         0.0%
               General Market Notes                         16.5%
               Put Bonds                                     8.1%
               Variable Rate Demand Notes                   75.4%

TOP 10 HOLDINGS*<F3>

   1.  California Pollution Ctrl Fin Auth Rev,
         1.775%, 11/05/2004                                           4.66%
   2.  Sergeant Bluff Iowa Ind Development
         Rev, 1.915%, 11/05/2004                                      4.61%
   3.  Cleveland Ohio Apartment Sys Rev,
         1.765%, 11/05/2004                                           4.15%
   4.  Haverstraw Stony Point New York
         School Dist, 2.000%, 1/21/2005                               3.15%
   5.  Michigan Strategic Fund Ltd Obl Rev,
         2.005%, 11/05/2004                                           3.07%
   6.  Class B Rev Bond Cert Series Tr 2004-1,
         2.104%, 11/05/2004                                           2.87%
   7.  Fort McDowell Arizona Yavapai Nation
         Rev, 1.945%, 11/05/2004                                      2.69%
   8.  Roaring Fork Muni Prod LLC 2002-9
         Cert Cl A, 2.054%, 11/05/2004                                2.50%
   9.  Tippecanoe Cnty Indiana Ind Econ
         Dev Rev, 1.915%, 11/05/2004                                  2.46%
   10. Denver Colo City & Cnty Airport Rev
         Series A, 0.00%, 11/15/2004                                  2.40%

*<F3>Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

                        ALPINE TAX OPTIMIZED INCOME FUND

                         Alpine Tax Optimized           Lehman 1 Year
          Date               Income Fund            Municipal Bond Index
          ----           --------------------       --------------------
        12/6/2002              $10,000                     $10,000
        4/30/2003              $10,252                     $10,107
       10/31/2003              $10,412                     $10,198
        4/30/2004              $10,525                     $10,254
       10/31/2004              $10,664                     $10,325

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 0.25% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 10/31/04

                                               1 YEAR    SINCE INCEPTION(1)<F4>
                                               ------    ----------------------
Alpine Tax Optimized Income
  Fund - Investor Class                        2.42%             3.44%
Alpine Tax Optimized Income
  Fund - Adviser Class                          N/A              0.55%
Lehman Brothers Municipal 1 Year Bond Index    1.25%             1.72%
Lipper Short Municipal Debt Funds Average      1.27%             1.93%
Lipper Short Municipal Debt
  Fund Rank - Investor Class                    3/53              2/49

(1)<F4> Adviser Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 6, 2002. Returns for indexes are since December 6, 2002.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          PORTFOLIO DISTRIBUTION*<F5>

               Cash/Cash Equivalents                         4.9%
               Corporate Bonds                              35.8%
               General Market Notes                         16.1%
               Put Bonds                                    27.3%
               Variable Rate Demand Notes                   15.9%

TOP 10 HOLDINGS*<F5>

   1.  Essex County New Jersey Util Auth
          Water Rev, 2.375%, 11/23/2004                               8.96%
   2.  International Lease Finance Corporation.,
         4.750%, 2/15/2008                                            6.05%
   3.  Marsh & McLennan Companies, Inc.
         5.375%, 03/15/2007                                           4.98%
   4.  Ford Motor Credit Company,
         6.875%, 2/01/2006                                            4.86%
   5.  Mecklenberg County North Carolina
         Ind Rev, 2.750%, 11/05/2004                                  4.85%
   6.  GMAC Commercial Holding Trust,
         3.010%, 10/30/2004                                           4.85%
   7.  Household Finance Corporation,
         4.625%, 1/15/2008                                            4.04%
   8.  Daimler-Chrysler NA Holding Co.,
         4.750%, 1/15/2008                                            4.02%
   9.  Searcy Arkansas Industrial Dev Rev,
         2.842%, 1/01/2010                                            3.90%
  10.  Vigo County Indiana Industrial
         Dev Rev, 1.805%, 11/05/2004                                  3.90%

*<F5> Portfolio holdings, geographical distributions and/or sector distributions are as of 10/31/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

                      ALPINE MUNICIPAL MONEY MARKET FUND /
                        ALPINE TAX OPTIMIZED INCOME FUND

  We are pleased to provide you with the annual report for the Alpine Income Trust for the period ending October 31, 2004. The Income Trust includes both the Alpine Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

  For the one-year period, each Fund produced relative performance leadership when compared against its counterparts in their respected categories. Based on fund total returns, the Alpine Municipal Money Market Fund was ranked number one out of 135 Tax Exempt Money Market funds according to Lipper Analytical. It had a total return for the period of 1.09%. Lipper ranked the Alpine Tax Optimized Income Fund number three out of 53 funds in the Short Municipal Debt category and had a total return for the period of 2.42%. The Lipper Analytical peer average for the period was 1.27% and .48% for the Short Municipal Debt and Tax Exempt Money Market Fund peer groups, respectively.

  As we approached the second half of the year, the market's focus turned from the reduction of the federal funds rate to its lowest level in more than 40 years, to the employment situation and the direction of interest rates. At the start of the second quarter, the Fed was signaling its concern over a possible resurgence in inflation and hinted that it wasn't comfortable maintaining the fed funds rate at 1% indefinitely. With the May and initial June jobs reports strong, the Fed stated that it would begin to raise interest rates in the near future. On June 30, the central bank authorized the first of four quarter-point rate increases, lifting the federal funds rate from a 46-year low of 1.00% to 2.00% as of this writing.

  In early summer, growth began to slow from its sharp recovery phase as the economy downshifted to a more sustainable pace of expansion. Fears of renewed economic weakness, driven primarily by higher oil prices and the threat of terrorism, prompted yields to decline from levels reached in the spring. Fed officials have recently asserted, however, that the weakness should prove to be short-lived, leaving the economy "poised to resume a stronger pace of expansion going forward."

  Yields generally increased over the past six months, but the paths were not uniform. Even though rates were higher across the yield curve, long-term rates rose less than short-term rates, leading to a flatter yield curve. Interestingly, long-term maturities outperformed shorter maturities- the opposite of what one may have expected in a rising interest rate environment. Short rates responded more sharply to the Fed's rate hikes, and the low yields in that area of the curve were not high enough to overcome principal erosion.

  The improving economy has reduced the need for municipal issuers to borrow. Projected full-year issuance is expected to exceed $300 billion, though it should be well below last year's record $383 billion. Demand for municipal securities has moderated, as investors are hesitant to purchase securities with low absolute yields, given wide expectations of rising interest rates.

  One positive factor for the municipal market is a general improvement in state finances. Although revenues are still below pre-recession levels, tax receipts are increasing, which, combined with expenditure cuts, is improving the sector's outlook. Local governments, generally more dependent on property taxes, have benefited from soaring property values. Overall, the outlook is better, although escalating state pension and other benefit costs are offsetting the broad optimism.

ALPINE TAX OPTIMIZED INCOME FUND

  The environment for all short to intermediate fixed income securities was fairly volatile for much of the past six months due to the multiple increases in the fed funds rate. While the Fund was able to maintain a steady, positive income stream for the period, the overall total return was negatively affected when the market began to anticipate the possibility of rate hikes of 25 basis points at each Federal Open Market Committee meeting through the remainder of the year. This resulted in the underperformance of short-term securities relative to longer-term securities as mentioned earlier.

  During the period, we over weighted very short-term maturities in variable rate demand notes and 12 to18 month securities, which helped protect the Fund from the increase in interest rates. As a result, the average weighted maturity of the fund decreased to about 1.5 years. However, we did add select positions in corporate bonds in the three year range when opportunities became available.

  Since the Fund's inauguration, the corporate market has been the one area of the taxable sector that has offered high after-tax yields with good total return potential. One such name that we purchased towards the end of our reporting period was Marsh & McLennan Inc. Their corporate bonds had been greatly affected by negative sentiment in the marketplace, thus making them very cheap relative to similarly rated securities. We feel that as the company restructures its business plan, the bonds should return to a more normal trading spread. Unfortunately, attractive opportunities in the corporate marketplace have somewhat diminished over the last year as demand for higher yielding product has outpaced the supply thus lowering the yields on these securities.

  We also purchased taxable commercial paper from GMAC in the 35-60 day range. Once again, we were able to take advantage of a less desirable name while at the same time maintaining a very short maturity structure.

  Going forward, we believe the fed funds rate and other short-term rates should continue to move higher, but we expect them to have less of an impact because additional tightening is already built into the pricing of the securities. We will maintain a cautious posture in terms of maturity and interest rate exposure, but we may take the opportunity to add some credit risk if we believe credit quality will continue to improve and spreads will tighten further in the coming year.

ALPINE MUNICIPAL MONEY MARKET FUND

  The three rate hikes that occurred during this reporting period have slowly been assimilated into the municipal money market. While taxable money market yields immediately reflected these changes in short-term interest rates, supply and demand imbalances, which occasionally affect the municipal money market, delayed the impact on municipal rates. As a result, the extremely favorable tax relationship of municipal yields to taxable yields has eased somewhat.

  Average rates for overnight and seven-day variable-rate paper did not deviate substantially for most of the six-month period due to strong demand for municipal paper through much of June and July. Since the beginning of May, variable-rate product averaged yields of between 1.25% and 1.50%. It is in the longer maturity issues that the recent rate increases have made themselves felt. Six-month note yields have increased about 50 basis points since early May while one-year yields have increased as least 75 basis points over the same period.

  With the Federal Reserve committed to a "measured" pace of tightening, we dramatically shortened our average maturity during the past six-months from 56 days to 25 days. We continued to maintain a large position in variable rate demand notes with about 80% of the Fund invested in this type of security. Only in late October, as we saw longer maturity yields begin to adjust to very attractive levels, did we resume purchases in the longer end of our maturity spectrum. The Fund's fixed-rate issues are currently structured with a "laddered" approach, so that the maturities of the various issues are distributed across the money market yield curve.

  Looking forward, we believe bond market volatility will remain fairly high.
We expect to continue to take a defensive position towards rising rates. Although rates may not rise as much as we anticipate, we expect to be comfortable continuing to hold our short, defensive positioning with respect to interest rates as we enter the current period. Furthermore, both Funds are well positioned to take advantage of higher yields as opportunities arise.

  We appreciate your investment in the Alpine Income Funds.

Steven C. Shachat
Portfolio Manager

An investment in these Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

INVESTING IN THESE FUNDS INVOLVES SPECIAL RISKS, INCLUDING BUT NOT LIMITED TO, INVESTING IN MUNICIPAL OBLIGATIONS AND DERIVATIVE SECURITIES, MORTGAGE-RELATED AND ASSET-BACKED INVESTMENTS. PLEASE REFER TO THE PROSPECTUS FOR FURTHER DETAILS. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

ALPINE MUTUAL FUNDS
DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
COMMON STOCKS -- 73.7%

Automotive Equipment -- 1.2%
     20,000  Autoliv, Inc.                                         $   855,000
                                                                   -----------

Commercial Products & Services -- 4.7%
      6,000  The Black & Decker Corporation                            481,680
     10,000  Briggs & Stratton Corporation                             718,100
     15,000  Deere & Company                                           896,700
      2,443  Eagle Materials Inc.                                      168,836
     11,290  Eagle Materials Inc. -- Class B                           754,398
      2,500  Hubbell Incorporated -- Class A                           105,975
      4,500  Hubbell Incorporated -- Class B                           205,740
                                                                   -----------
                                                                     3,331,429
                                                                   -----------

Construction -- Homebuilder -- 7.3%
     30,000  Hovnanian Enterprises,
               Inc. -- Class A (a)<F6>                               1,126,200
      5,500  M.D.C. Holdings, Inc.                                     422,125
     25,000  Pulte Homes, Inc.                                       1,372,000
      8,500  The Ryland Group, Inc.                                    810,815
     25,700  Standard Pacific Corp.                                  1,443,055
                                                                   -----------
                                                                     5,174,195
                                                                   -----------

Consumer Products & Services -- 5.3%
     10,000  Avery Dennison Corporation                                608,400
     10,000  Colgate-Palmolive Company                                 446,200
     21,000  Kimberly-Clark Corporation                              1,253,070
     18,000  The Procter & Gamble Company                              921,240
     28,000  RPM International, Inc.                                   493,640
                                                                   -----------
                                                                     3,722,550
                                                                   -----------

Energy -- 2.7%
     37,000  CONSOL Energy Inc.                                      1,309,800
     16,000  Penn Virginia Corporation                                 576,000
                                                                   -----------
                                                                     1,885,800
                                                                   -----------

Financial -- Banks -- 14.9%
     12,360  Arrow Financial Corporation                               359,799
     18,000  Bancorp Rhode Island, Inc.                                688,500
      6,000  Bancshares of Florida, Inc. (a)<F6>                        85,800
     15,000  Banknorth Group, Inc.                                     529,050
     25,000  Comerica Incorporated                                   1,537,750
     31,000  Doral Financial Corp. (b)<F7>                           1,301,380
     10,000  Golden West Financial Corporation                       1,169,200
     10,000  Hudson United Bancorp                                     398,000
     40,000  J.P. Morgan Chase & Co.                                 1,544,000
     26,500  New York Community Bancorp, Inc.                          486,540
     17,000  North Fork Bancorporation, Inc.                           749,700
      3,200  Penns Woods Bancorp, Inc.                                 151,232
     11,000  PNC Financial Services Group                              575,300
      5,500  Rurban Financial Corp. (a)<F6>                             74,085
      5,591  Southside Bancshares, Inc.                                112,435
     13,000  Sovereign Bancorp, Inc.                                   281,450
     15,000  Susquehanna Bancshares, Inc.                              373,050
      4,000  Taylor Capital Group, Inc.                                117,400
                                                                   -----------
                                                                    10,534,671
                                                                   -----------

Financial Services -- 8.4%
     14,000  Ambac Financial Group, Inc.                             1,092,840
     13,000  American International Group, Inc.                        789,230
     22,000  Fannie Mae                                              1,543,300
     12,000  Lincoln National Corporation                              525,600
     10,000  Marsh & McLennan Companies, Inc.                          276,600
     41,000  MBNA Corporation                                        1,050,830
      3,500  The Student Loan Corporation                              512,750
      4,000  Unitrin, Inc.                                             172,720
                                                                   -----------
                                                                     5,963,870
                                                                   -----------

Medical Instruments -- 2.0%
     12,200  Beckman Coulter, Inc.                                     725,900
     10,000  Guidant Corporation                                       666,200
                                                                   -----------
                                                                     1,392,100
                                                                   -----------

Pharmaceutical -- 4.8%
     20,000  Bristol-Myers Squibb Company                              468,600
     22,000  Johnson & Johnson                                       1,284,360
     10,000  Merck & Co. Inc.                                          313,100
     25,000  Pfizer Inc.                                               723,750
     15,000  Wyeth                                                     594,750
                                                                   -----------
                                                                     3,384,560
                                                                   -----------

Printing -- 1.0%
     23,000  R.R. Donnelley & Sons Company                             723,350
                                                                   -----------

Real Estate Investment Trusts -- 10.8%
     15,000  Boston Properties, Inc.                                   895,800
     10,000  Developers Diversified
               Realty Corporation                                      418,000
     20,000  General Growth Properties, Inc.                           659,800
     45,000  Impac Mortgage Holdings, Inc.                           1,017,450
     10,000  Mack-Cali Realty Corporation                              441,700
     15,000  Maguire Properties, Inc.                                  392,250
     38,000  Origen Financial, Inc.                                    285,950
     15,000  Prime Group Realty Trust (a)<F6>                           95,700
     18,000  Simon Property Group, Inc.                              1,049,760
     50,000  Sunstone Hotel Investors, Inc. (a)<F6>                    842,500
      7,000  Town & Country Trust                                      193,340
     20,000  Vornado Realty Trust                                    1,344,000
                                                                   -----------
                                                                     7,636,250
                                                                   -----------

Retail -- 1.6%
     10,000  The Home Depot, Inc.                                      410,800
     20,000  J. C. Penney Company, Inc.                                691,800
                                                                   -----------
                                                                     1,102,600
                                                                   -----------

Software -- 1.6%
     40,000  Microsoft Corporation                                   1,119,600
                                                                   -----------

Transportation -- 0.9%
     10,000  Union Pacific Corporation                                 629,700
                                                                   -----------

Transportation Services -- 2.6%
     20,000  FedEx Corp.                                             1,822,400
                                                                   -----------

Utilities -- 3.9%
     61,000  Allegheny Energy, Inc. (a)<F6>                          1,116,910
     10,000  DTE Energy Company                                        427,100
     12,000  NUI Corporation (a)<F6>                                   161,520
     15,600  SJW Corp.                                                 528,216
     30,550  Xcel Energy, Inc.                                         522,405
                                                                   -----------
                                                                     2,756,151
                                                                   -----------
             Total Common Stocks
               (Cost $44,616,334)                                   52,034,226
                                                                   -----------

WARRANTS -- 0%
      2,000  General Growth Properties, Inc.
               Expiration November 2004
               Exercise Price $32.23
               (Acquired 4/06/2004, Cost $0)                             1,520
                                                                   -----------
             Total Warrants (Cost $0)                                    1,520
                                                                   -----------

BONDS AND NOTES -- 21.5%

U.S. Government Agencies -- 3.2%
  2,000,000  Federal National
               Mortgage Association,
               6.250%, 5/15/2029                                     2,275,594
                                                                   -----------

U.S. Government Obligations -- 18.3%
  1,000,000  U.S. Treasury Bond,
               7.250%, 5/15/2016                                     1,268,907
  5,000,000  U.S. Treasury Bond,
               6.000%, 2/15/2026                                     5,772,465
    500,000  U.S. Treasury Bond,
               5.250%, 11/15/2028                                      527,227
  3,000,000  U.S. Treasury Note,
               5.000%, 02/15/2011                                    3,240,471
  2,000,000  U.S. Treasury Note,
               5.000%, 08/15/2011                                    2,160,548
                                                                   -----------
                                                                    12,969,618
                                                                   -----------
             Total Bonds and Notes
               (Cost $14,331,564)                                   15,245,212
                                                                   -----------

SHORT-TERM INVESTMENTS -- 11.3%
 $1,094,019  Alpine Municipal
               Money Market Fund                                     1,094,019
  3,330,000  Federated Government
               Obligations Fund                                      3,330,000
    249,898  Federated Prime
               Obligations Fund                                        249,898
  3,330,000  Fidelity Institutional
               Government Portfolio                                  3,330,000
                                                                   -----------
             Total Short-Term Investments
               (Cost $8,003,917)                                     8,003,917
                                                                   -----------
             Total Investments
               (Cost $66,951,816)                        106.5%     75,284,875
             Other Assets,
               less Liabilities                          (6.5)%     (4,579,865)
                                                                   -----------
             TOTAL NET ASSETS                            100.0%    $70,705,010
                                                                   -----------
                                                                   -----------

(a)<F6>  Non-income producing securities.
(b)<F7>  Foreign security which trades on U.S. exchange.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
DYNAMIC DIVIDEND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
COMMON STOCKS -- 90.5%

Aerospace -- 3.0%
     15,200    Lockheed Martin Corporation                         $   837,368
      9,000    Northrop Grumman Corporation                            465,750
                                                                   -----------
                                                                     1,303,118
                                                                   -----------

Apparel -- 1.2%
      4,600    Kellwood Company                                        144,716
     14,000    Kenneth Cole Productions,
                 Inc. -- Class A                                       371,000
                                                                   -----------
                                                                       515,716
                                                                   -----------

Building -- Maintenance & Service -- 1.5%
     17,972    Healthcare Services Group, Inc.                         333,021
      8,213    McGrath Rentcorp                                        319,732
                                                                   -----------
                                                                       652,753
                                                                   -----------

Chemicals -- 3.7%
     19,000    The Dow Chemical Company                                853,860
     33,500    Lyondell Chemical Company                               769,830
                                                                   -----------
                                                                     1,623,690
                                                                   -----------

Computers -- 0.4%
      6,000    Imation Corp.                                           187,620
                                                                   -----------

Commercial Products & Services -- 3.4%
      9,700    Craftmade International, Inc.                           202,148
     25,600    Lincoln Electric Holdings, Inc.                         854,528
     15,800    Mueller Industries, Inc.                                421,228
                                                                   -----------
                                                                     1,477,904
                                                                   -----------

Conglomerate -- 1.5%
     19,000    General Electric Company                                648,280
                                                                   -----------

Construction -- Homebuilder -- 0.3%
      6,750    The Berkeley Group plc (c)<F10>                         147,180
                                                                   -----------

Construction -- Services -- 1.6%
     17,500    Bouygues SA (c)<F10>                                    687,415
                                                                   -----------

Consumer Products & Services -- 4.1%
     15,000    Angelica Corporation                                    360,000
     46,512    CCA Industries, Inc.                                    436,748
      4,800    Ennis Inc                                                97,104
     24,000    Lifetime Hoan Corporation                               334,320
     29,000    Nu Skin Enterprises, Inc. -- Class A                    560,860
                                                                   -----------
                                                                     1,789,032
                                                                   -----------

Energy -- 6.0%
      6,000    BP p.l.c. -- ADR (b)<F9>                                349,500
    129,600    Centrica plc                                            571,700
     11,000    ChevronTexaco Corporation                               583,660
      6,000    Equitable Resources, Inc.                               331,800
     12,000    Kinder Morgan, Inc.                                     772,440
                                                                   -----------
                                                                     2,609,100
                                                                   -----------

Entertainment -- 3.5%
     11,700    Harrah's Entertainment, Inc.                            684,684
     41,700    Regal Entertainment
                 Group -- Class A                                      830,247
                                                                   -----------
                                                                     1,514,931
                                                                   -----------

Financial -- Banks -- 9.4%
     19,800    Citigroup Inc.                                          878,526
     10,000    Comerica Incorporated                                   615,100
      5,000    First Horizon National Corporation                      216,400
      2,200    The Goldman Sachs Group, Inc.                           216,436
     21,200    J.P. Morgan Chase & Co.                                 818,320
     12,000    New York Community Bancorp, Inc.                        220,320
      9,500    Wachovia Corporation                                    467,495
     11,000    Wells Fargo & Company                                   656,920
                                                                   -----------
                                                                     4,089,517
                                                                   -----------

Financial Services -- 0.4%
      7,000    Marsh & McLennan Companies, Inc.                        193,620
                                                                   -----------

Food & Beverages -- 7.7%
     15,000    ConAgra Foods, Inc.                                     396,000
      5,000    The J.M. Smucker Company                                222,500
     22,000    Lance, Inc.                                             371,360
     10,000    PepsiCo, Inc.                                           495,800
     20,500    Ralcorp Holdings, Inc. (a)<F8>                          753,375
     33,273    Rocky Mountain
                 Chocolate Factory, Inc.                               428,223
     21,000    Sanderson Farms, Inc.                                   682,290
                                                                   -----------
                                                                     3,349,548
                                                                   -----------

Lodging -- 0.8%
     28,000    InterContinental Hotels Group plc                       341,944
                                                                   -----------

Lottery Services -- 0.8%
     15,000    GTECH Holdings Corporation                              355,050
                                                                   -----------

Manufacturing -- Diversified -- 5.6%
     21,000    American Power
                 Conversion Corporation                                404,880
      9,000    Caterpillar Inc.                                        724,860
     13,000    Honeywell International Inc.                            437,840
     12,000    Hubbell Incorporated -- Class B                         548,640
     12,300    Twin Disc, Incorporated                                 298,263
                                                                   -----------
                                                                     2,414,483
                                                                   -----------

Medical Supplies -- 3.4%
     11,850    Datascope Corp.                                         384,651
     39,500    Meridian Bioscience, Inc.                               529,300
     16,500    PolyMedica Corporation                                  577,500
                                                                   -----------
                                                                     1,491,451
                                                                   -----------

Pharmaceutical -- 4.5%
     21,000    Abbott Laboratories                                     895,230
     11,000    Johnson & Johnson                                       642,180
     14,500    Pfizer Inc.                                             419,775
                                                                   -----------
                                                                     1,957,185
                                                                   -----------

Restaurants -- 1.4%
     21,300    McDonald's Corporation                                  620,895
                                                                   -----------

Retail -- 5.2%
     44,958    Bassett Furniture Industries,
                 Incorporated                                          831,723
     15,000    Claire's Stores, Inc.                                   390,300
      9,133    Deb Shops, Inc.                                         221,293
     10,000    Weis Markets, Inc.                                      367,600
      8,000    Wal-Mart Stores, Inc.                                   431,360
                                                                   -----------
                                                                     2,242,276
                                                                   -----------

Software -- 2.7%
     42,000    Microsoft Corporation                                 1,175,580
                                                                   -----------

Telecommunications -- 3.7%
     11,200    Atlantic Tele-Network, Inc.                             336,000
     54,500    Citizens Communications
                 Company                                               730,300
     17,000    Telecom Corporation of New
                 Zealand Limited -- ADR (b)<F9>                        540,430
                                                                   -----------
                                                                     1,606,730
                                                                   -----------

Transportation -- 8.0%
      4,000    Burlington Northern
                 Santa Fe Corporation                                  167,240
     17,500    Frontline Limited (b)<F9>                               876,400
     20,100    Ship Finance
                 International Limited (b)<F9>                         404,010
     15,000    Teekay Shipping Corporation (b)<F9>                     693,000
     31,500    Tsakos Energy Navigation Ltd. (b)<F9>                 1,178,100
      2,500    Union Pacific Corporation                               157,425
                                                                   -----------
                                                                     3,476,175
                                                                   -----------

Utilities -- 6.7%
      3,000    Ameren Corporation                                      144,000
      9,000    DTE Energy Company                                      384,390
     22,000    Duke Energy Corporation                                 539,660
     17,000    Enel S.p.A. (c)<F10>                                    153,320
      9,000    Exelon Corporation                                      356,580
      5,000    OGE Energy Corp.                                        126,850
     17,000    The Southern Company                                    537,030
     10,800    TXU Corp.                                               661,176
                                                                   -----------
                                                                     2,903,006
                                                                   -----------
               Total Common Stocks
                 (Cost $37,526,287)                                 39,374,199
                                                                   -----------

SHORT-TERM INVESTMENTS -- 12.2%
 $1,987,684    Federated Government
                 Obligations Fund                                    1,987,684
  1,337,503    Federated Prime
                 Obligations Fund                                    1,337,502
  1,987,684    Fidelity Institutional
                 Government Portfolio                                1,987,684
                                                                   -----------
               Total Short-Term Investments
                 (Cost $5,312,871)                                   5,312,870
                                                                   -----------
               Total Investments
                 (Cost $42,839,158)                      102.7%     44,687,069
               Other Assets,
                 less Liabilities                        (2.7)%     (1,156,650)
                                                                   -----------
               TOTAL NET ASSETS                          100.0%    $43,530,419
                                                                   -----------
                                                                   -----------

ADR -- American Depository Receipt
 (a)<F8>  Non-income producing securities.
 (b)<F9>  Foreign security which trades on U.S. exchange.
(c)<F10>  Foreign security.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
MUNICIPAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
MUNICIPAL BONDS -- 98.4%

Alabama -- 1.2%
               Alabaster Alabama Sewer Revenue
                 Warrants (CS: MBIA)
    435,000      2.000%, 4/01/2005                                $    436,245
               Dothan Houston County Alabama
                 Airport Authority Airport Revenue,
                 Pemco Aviation Group Project
                 (LOC: Southtrust Bank N.A.)
  1,160,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                1,160,000
                                                                  ------------
                                                                     1,596,245
                                                                  ------------

Arizona -- 2.7%
               Fort McDowell Arizona
                 Yavapai Nation Gaming
                 Revenue -- Class A
  3,500,000      1.945%, 11/05/2004 (a)<F11> (b)<F12>                3,500,000
                                                                  ------------

California -- 4.6%
               California Pollution Control
                 Financing Authority
                 Environmental Impact Revenue,
                 Atlantic Richfield
  6,075,000      1.775%, 11/05/2004 (a)<F11> (b)<F12>                6,075,000
                                                                  ------------

Colorado -- 12.3%
               Bachelor Gulch Metropolitan
                 District General Obligation
                 (LOC: Compass Bank)
  2,865,000    1.197%, 12/01/2004 (a)<F11> (b)<F12>                  2,865,000
               Broomfield Colorado Village
                 Metropolitan District 2,
                 Colorado Special Obligation
                 Revenue (LOC: Compass Bank)
  2,000,000      2.104%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
               Cherry Creek Colorado South
                 Metropolitan District 1 --
                 Series B (LOC: Compass Bank)
  2,000,000      1.400%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
               Denver Colorado City & County
                 Airport Revenue Series A
  3,130,000      0.000%, 11/15/2004 (c)<F13>                         3,128,049
               Triview Colorado Metropolitan
                 District REF & IMPT -
                 Series A (LOC: Compass Bank)
  2,000,000      1.375%, 10/29/2005 (a)<F11> (b)<F12>                2,000,000
               Vail Colorado Multifamily
                 Housing Revenue, Middle
                 Creek Village Apartments Project
                 (LOC: California Bank & Trust)
  3,000,000      2.034%, 11/05/2004 (a)<F11> (b)<F12>                3,000,000
               Wildgrass Metropolitan District
                 Colorado (LOC: Compass Bank)
  1,000,000      1.600%, 12/01/2004 (b)<F12>                         1,000,000
                                                                  ------------
                                                                    15,993,049
                                                                  ------------

Connecticut -- 2.3%
               Connecticut State Health &
                 Educational Facilities Authority
                 Revenue Connecticut State
                 University System -- D 2
  3,065,000      4.000%, 11/01/2004                                  3,065,000
                                                                  ------------

Florida -- 1.2%
               Capital Trust  Agency Florida
                 Revenue, Seminole Tribe Resort --
                 B (LOC: JP Morgan Chase Bank)
  1,000,000      1.925%, 11/05/2004                                  1,000,000
               Northern Palm Beach County
                 Improvement District Florida,
                 Water Control & Improvement
                 (CS: Radian)
    565,000      1.500%, 11/01/2004                                    565,000
                                                                  ------------
                                                                     1,565,000
                                                                  ------------

Georgia -- 6.7%
               De Kalb County Development
                 Authority Industrial Development
                 Revenue, Noland Company Project
                 (LOC: Wachovia Bank N.A.)
  1,500,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                1,500,000
               De Kalb County Housing Authority
                 Multifamily Housing, Stone Mill
                 Run Apartments Project,
                 (LOC: First Tennessee Bank)
  1,310,000      2.054%, 11/05/2004                                  1,310,000
               Douglas County Development
                 Authority Industrial Development
                 Revenue, Denyse Signs Inc. Project
                 (LOC: Bank of North Georgia)
  1,700,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                1,700,000
               Fulton County Development
                 Authority Pollution Control
                 Revenue, General Motors
                 Corporation Project
    200,000      2.144%, 11/05/2004 (a)<F11> (b)<F12>                  200,000
               Georgia State Series F
    250,000      6.500%, 12/01/2004                                    250,870
               Macon-Bibb County Georgia
                 Industrial Authority Industrial
                 Revenue, IBC Partnership No. 1
                 Project (LOC: Regions Bank)
     45,000      2.772%, 11/05/2004 (a)<F11> (b)<F12>                   45,000
               Rockdale County Georgia
                 Development Authority Revenue,
                 Great Southern Wood Project
                 (LOC: Southtrust Bank, N.A.)
  1,485,000      1.995%, 11/05/2004 (a)<F11> (b)<F12>                1,485,000
               Walton County Georgia Industrial
                 Building Authority Industrial
                 Development Revenue, Leggett &
                 Platt Inc. Project (LOC: Wachovia
                 Bank N.A.)
  2,300,000      1.985%, 11/05/2004 (a)<F11> (b)<F12>                2,300,000
                                                                  ------------
                                                                     8,790,870
                                                                  ------------

Hawaii -- 1.0%
               Hawaii State Housing Finance &
                 Development Corp., Hawaii Rental
                 Housing Systems -- Series A
                 (LOC: Industrial Bank of Japan)
    300,000      2.453%, 11/05/2004 (a)<F11> (b)<F12>                  300,000
               Hawaii State Housing Finance &
                 Development Corp., Hawaii Rental
                 Housing Systems -- Series B
                 (LOC: Industrial Bank of Japan)
    600,000      2.453%, 11/05/2004 (a)<F11> (b)<F12>                  600,000
                                                                  ------------
                                                                       900,000
                                                                  ------------

Illinois -- 7.4%
               Chicago Illinois Solid Waste
                 Disposal Facility Revenue,
                 Groot Industries Inc. Project
                 (LOC: Bank One N.A.)
  2,200,000      1.915%, 11/05/2004 (a)<F11> (b)<F12>                2,200,000
               Coles Clark Etc Counties
                 Community College District No. 517,
                 Lake Land Community College
    700,000      3.500%, 12/01/2004                                    701,156
               Harvard Illinois Healthcare Facility
                 Revenue, Harvard Memorial
                 Hospital Inc. Project
                 (LOC: M&I Bank)
  1,355,000      1.995%, 11/05/2004 (a)<F11> (b)<F12>                1,355,000
               Illinois Development Finance
                 Authority Industrial Development
                 Revenue, Florence Corp. Project
                 (LOC: Bank One N.A.)
  2,235,000      1.915%, 11/05/2004 (a)<F11> (b)<F12>                2,235,000
               Illinois Development Finance
                 Authority Multifamily Revenue,
                 Butterfield Creek Project
                 (LOC: LaSalle Bank N.A.)
    800,000      1.995%, 11/05/2004 (a)<F11> (b)<F12>                  800,000
               Peoria County Illinois Sewage
                 Facilities Revenue, Caterpillar
                 Inc. Project
  2,300,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                2,300,000
                                                                  ------------
                                                                     9,591,156
                                                                  ------------

Indiana -- 2.8%
               Monroe County Industrial
                 Economic Development
                 Revenue, Textillery Weavers Project
                 (LOC: Old National Bank)
    500,000      2.364%, 11/05/2004 (a)<F11> (b)<F12>                  500,000
               Tippecanoe County Industrial
                 Economic Development Revenue,
                 Lafayette Venetian Blind
  3,200,000      1.915%, 11/05/2004 (a)<F11> (b)<F12>                3,200,000
                                                                  ------------
                                                                     3,700,000
                                                                  ------------

Iowa -- 4.6%
               Sergeant Bluff Industrial
                 Development Revenue, Sioux City
                 Brick & Tile Project
                 (LOC: Firstar Bank Milwaukee)
  6,000,000      1.915%, 11/05/2004                                  6,000,000
                                                                  ------------

Kentucky -- 1.5%
               Kentucky Economic Development
                 Financial Authority Revenue,
                 Pooled Hospital Loan
  1,900,000      2.044%, 11/05/2004 (a)<F11> (b)<F12>                1,900,000
                                                                  ------------

Louisiana -- 1.5%
               Ascension Parish Louisiana
                 Solid Waste Disposal,
                 Allied Signal Inc. Project
  2,000,000      2.104%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
                                                                  ------------

Maine -- 1.7%
               Dover & Foxcroft Maine
                 Revenue, Pleasant River,
                 (LOC: National Bank of Canada)
  2,200,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                2,200,000
                                                                  ------------

Michigan -- 3.2%
               Michigan State Strategic Fund
                 Limited Obligation Revenue
                 Rudolph Etta DeJong 1982
                 (LOC: Farm Credit Services
                 of America; Bank of the West)
  4,000,000      2.005%, 11/05/2004 (a)<F11> (b)<F12>                4,000,000
               Michigan State Strategic Fund
                 Pollution Control, General
                 Motors Corporation Project
    220,000      2.493%, 11/05/2004                                    220,000
                                                                  ------------
                                                                     4,220,000
                                                                  ------------

Minnesota -- 2.6%
               Elk River Minnesota Multifamily
                 Housing Revenue, Elk River Estates
                 Project (LOC: Associated Bank)
    800,000      2.064%, 11/05/2004 (a)<F11> (b)<F12>                  800,000
               Plymouth Minnesota Industrial
                 Development Revenue Daily
                 Printing Inc. Project
                 (LOC: U.S. Bank N.A.)
    740,000      1.965%, 11/05/2004 (a)<F11> (b)<F12>                  740,000
               St. Cloud Minnesota Housing &
                 Redevelopment Authority Industrial
                 Development Revenue, CMMB LLP
                 Project (LOC: Bremer Bank N.A.)
  1,000,000      2.314%, 11/05/2004 (a)<F11> (b)<F12>                1,000,000
               Stewartville Minnesota Industrial
                 Development Revenue, Halcon
                 Corp Project (LOC: U.S. Bank N.A.)
    800,000      1.197%, 11/05/2004 (a)<F11> (b)<F12>                  800,000
                                                                  ------------
                                                                     3,340,000
                                                                  ------------

Missouri -- 0.6%
               Springfield Center Missouri City
                 Development Corporation Bond
                 Anticipation Notes -- Series A
    825,000      2.000%, 4/30/2005                                     825,000
                                                                  ------------

Nevada -- 1.6%
               Clark County Nevada Passenger Fac
                 Charge Revenue Las Vegas/Macarran
                 International Airport -- A
  2,000,000      5.750%, 07/01/2005 (b)<F12>                         2,086,116
                                                                  ------------

New Jersey -- 0.8%
               Essex County New Jersey Utilities
                 Authority Water, Notes Project
  1,000,000      2.375%, 11/23/2004                                    999,593
                                                                  ------------

New York -- 3.5%
               Haverstraw Stony Point New York
                 Central School District Bond
                 Anticipation Notes
                 (CS: State Aid Withholding)
  4,100,000      2.000%, 1/21/2005                                   4,106,224
               New York State Dorm Authority
                 Revenue Mental Health Services
                 & Facilities Series C
    500,000      4.75%, 2/15/2005                                      504,699
                                                                  ------------
                                                                     4,610,923
                                                                  ------------

North Carolina -- 0.8%
               Mecklenburg County Industrial
                 Facilities and Pollution Control
                 Financing Authority Industrial
                 Revenue, Okaya Shinnichi America
                 (LOC: Tokai Bank Ltd.)
  1,000,000      2.750%, 11/05/2004 (a)<F11> (b)<F12>                1,000,000
                                                                  ------------

Ohio -- 5.7%
               Clyde Ohio Election
                 System Limited Tax
    455,000      2.000%, 11/15/2004                                    455,103
               Cleveland Ohio Apartment System
                 Revenue, Series C
                 (SPA: WestDeutsche Landesbank
                 Girozentrale & Dexia Credit Local)
  5,400,000      1.765%, 11/05/2004 (a)<F11> (b)<F12>                5,400,000
               Eastlake Ohio Industrial
                 Development Revenue, Astro
                 Model Development Corp. Project
                 (LOC: National City Bank)
  1,590,000      1.915%, 11/05/2004 (a)<F11> (b)<F12>                1,590,000
                                                                  ------------
                                                                     7,445,103
                                                                  ------------

Pennsylvania -- 1.5%
               Philadelphia Pennsylvania
                 Redevelopment Authority Revenue
                 Cap Fund -- Series C (CS: FSA)
    400,000      1.500%, 12/01/2004                                    400,000
               Somerset County Pennsylvania
                 Hospital Authority Hospital
                 Revenue, Somerset
                 Community Hospital Project
                 (SPA: PNC Bank N.A.)
  1,615,000      1.300%, 3/01/2005 (a)<F11> (b)<F12>                 1,615,000
                                                                  ------------
                                                                     2,015,000
                                                                  ------------

Rhode Island -- 0.9%
               Rhode Island Housing &
                 Mortgage Finance Corporation
                 Homeownership Opportunity
                 NT-39C
  1,100,000      4.000%, 03/24/2005                                  1,110,354
                                                                  ------------

Tennessee -- 0.2%
               Jackson Tennessee Health
                 Educational & Housing Facility
                 Board Multifamily Revenue,
                 Creekside Apartments Project
                 (LOC: First Tennessee Bank)
    330,000      2.000%, 11/05/2004 (a)<F11> (b)<F12>                  330,000
                                                                  ------------

Texas -- 2.7%
               Montgomery County Texas
                 Industrial Development
                 Corporation Industrial Development
                 Revenue, Medical Manufacturing
                 Partners Project (LOC: Bank One
                 Texas N.A.)
  2,000,000      1.950%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
               Port Corpus Christi Authority Texas
                 Nueces County Solid Waste Disposal,
                 Flint Hills Project
  1,500,000      2.084%, 11/05/2004 (a)<F11> (b)<F12>                1,500,000
                                                                  ------------
                                                                     3,500,000
                                                                  ------------

Utah -- 1.9%
               Utah Housing Corporation
                 Multifamily Revenue Todd Hollow
                 Apartments -- A (CS: AIG)
  2,500,000      2.005%, 11/05/2004                                  2,500,000
                                                                  ------------

Virginia -- 1.5%
               Orange County Virginia Industrial
                 Development Authority Revenue,
                 Zamma Corp. Project
                 (LOC: Southtrust Bank N.A.)
  2,000,000      1.955%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
                                                                  ------------

Washington -- 4.0%
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 B&H Dental Laboratory Project
                 (LOC: Washington Mutual Bank)
  2,105,000      2.154%, 11/05/2004 (a)<F11> (b)<F12>                2,105,000
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 Belina Interiors Inc. -- Series F
                 (LOC: Keybank N.A.)
  1,110,000      1.995%, 11/05/2004 (a)<F11> (b)<F12>                1,110,000
               Washington State Economic
                 Development Finance Authority
                 Economic Development Revenue,
                 Hillstrom Ventures LLC Project
                 (LOC: Washington Mutual Bank)
  2,000,000      2.154%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
                                                                  ------------
                                                                     5,215,000
                                                                  ------------

Wisconsin -- 3.8%
               Marshfield Wisconsin Industrial
                 Development Revenue, Beatrice
                 Cheese Project (LOC: Wachovia
                 Bank & Trust)
  2,500,000      2.104%, 11/05/2004 (a)<F11> (b)<F12>                2,500,000
               Neenah Wisconsin Industrial
                 Development Revenue,
                 Galloway Co. Project
                 (LOC: Bank One Wisconsin)
  1,000,000      2.014%, 11/05/2004                                  1,000,000
               Sheboygan Wisconsin Industrial
                 Development, Polyfab and
                 Gill-Janssen Project
                 (LOC: Associated Bank Lakeshore)
  1,300,000      2.094%, 11/05/2004                                  1,300,000
               Sturgeon Bay Wisconsin Industrial
                 Development Revenue, Midwest
                 Wire Realty Project
                 (LOC: Associated Bank)
    200,000      2.064%, 11/05/2004 (a)<F11> (b)<F12>                  200,000
                                                                  ------------
                                                                     5,000,000
                                                                  ------------

Multistate -- 11.6%
               Charter Mac Floater Certificate
                 Trust I, Low Floater Certificates
                 National 5, (CS: MBIA)
  1,000,000      1.925%, 11/05/2004 (a)<F11> (b)<F12>                1,000,000
               Class B Revenue Bond Certificates
                 Series Trust 2004-1
                 (CS: AIG Retirement Services, Inc.)
  3,740,000      2.104%, 11/05/2004 (a)<F11> (b)<F12>                3,740,000
               Revenue Bond Certificate
                 Series Trust, Castlegate 1
                (CS: AIG Retirement Services, Inc.)
  2,000,000      2.054%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
               Revenue Bond Certificate
                 Series Trust, Castlegate 2
                 (CS: AIG Retirement Services, Inc.)
  2,000,000      2.054%, 11/05/2004 (a)<F11> (b)<F12>                2,000,000
               Revenue Bond Certificate Series
                 Trust, Centennial (CS: AIG)
  3,115,000      2.054%, 11/05/2004 (a)<F11> (b)<F12>                3,115,000
               Roaring Fork Municipal Products LLC,
                 Series 2002-9 CTF Class A
                 (SPA: Bank of New York)
  3,250,000      2.054%, 11/05/2004                                  3,250,000
                                                                  ------------
                                                                    15,105,000
                                                                  ------------
               Total Municipal Bonds
                 (cost $128,178,409)                               128,178,409
                                                                  ------------

MONEY MARKET FUNDS -- 0.0%
     24,457    Federated Government
                 Obligations Fund -- Class I                            24,457
                                                                  ------------
               Total Money Market Funds
                 (cost $24,457)                                         24,457
                                                                  ------------
               Total Investments
                 (cost $128,202,866)                     98.4%     128,202,866
               Other Assets, less Liabilities             1.6%       2,024,610
                                                                  ------------
               NET ASSETS                               100.0%    $130,227,476
                                                                  ------------
                                                                  ------------


(a)<F11> Variable Rate Security - The rate reported is the rate in effect as of October 31, 2004. The date shown is the next reset date.
(b)<F12>  Maturity date represents first available put date.
(c)<F13>  Zero Coupon - Bonds that make no interest payments.
CS - Credit Support
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                      See notes to financial statements.

ALPINE MUTUAL FUNDS
TAX OPTIMIZED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2004

  SHARES/              SECURITY
 PAR VALUE            DESCRIPTION                                     VALUE
 ---------            -----------                                     -----
CORPORATE BONDS -- 40.4%
               Boeing Capital Corporation
  1,800,000      5.750%, 2/15/2007                                 $ 1,906,675
               CIT Group Inc.
  1,150,000      4.000%, 5/08/2008                                   1,185,380
    500,000      5.910%, 11/23/2005                                    505,638
               Daimler-Chrysler NA Holding Co.
  2,000,000      4.750%, 1/15/2008                                   2,062,044
               Ford Motor Credit Company
  2,400,000      6.875%, 2/01/2006                                   2,495,966
               General Motors
                 Acceptance Corporation
  1,200,000      6.125%, 8/28/2007                                   1,252,478
               GMAC Commercial Holding Trust
  2,500,000      3.010%, 10/30/2004 (b)<F15>                         2,489,549
               Household Finance Corporation
  2,000,000      4.625%, 1/15/2008                                   2,071,898
               International Lease
                 Finance Corporation
  3,000,000      4.750%, 2/15/2008                                   3,105,243
               Marsh & McLennan Companies, Inc.
  2,500,000      5.375%, 03/15/2007                                  2,557,498
               Time Warner Inc.
  1,000,000      6.150%, 5/01/2007                                   1,070,309
                                                                   -----------
               Total Corporate Bonds
                 (Cost $20,116,563)                                 20,702,678
                                                                   -----------

MUNICIPAL BONDS -- 58.7%

Alabama -- 0.9%
               University of Alabama University
                 Revenue, Huntsville General
                 Fees -- Series A (CS:FSA)
    460,000      2.050%, 12/01/2004                                    460,092
                                                                   -----------

Alaska -- 2.7%
               Alaska Industrial Development &
                 Export Authority, Revolving
                 Fund -- Series A (CS: GO OF Auth.)
  1,400,000      4.500%, 4/01/2005                                   1,410,528
                                                                   -----------

Arizona -- 1.9%
               Maricopa County Arizona Pollution
                 Control Corporation Pollution
                 Control Revenue, Arizona Public
                 Service Company -- Series D
  1,000,000      1.875%, 3/01/2005 (a)<F14> (b)<F15>                   998,010
                                                                   -----------

Arkansas -- 3.9%
               Searcy Arkansas Industrial
                 Development Revenue, Yarnell Ice
                 Cream Co. Project (SPA: AmSouth
                 Bank of Alabama)
  2,000,000      2.842%, 1/01/2010 (a)<F14>                          2,000,000
                                                                   -----------

California -- 5.8%
               California Pollution Control
                 Financing Authority Solid Waste
                 Disposal Revenue, Republic
                 Services Inc. Project
  1,000,000      2.000%, 12/01/2004 (a)<F14> (b)<F15>                  999,520
               California Statewide Communities
                 Development Authority Solid
                 Waste Facilities Revenue, Waste
                 Management Inc. Project
                 (CS: Waste Management Inc.)
  1,000,000      2.900%, 4/01/2007 (a)<F14> (b)<F15>                   990,780
               Stockton California Certificates
                 Partner United Christian Schools,
                 (LOC: Pacific Capital Bank, N.A.)
  1,000,000      2.094%, 11/05/2004 (a)<F14> (b)<F15>                1,000,000
                                                                   -----------
                                                                     2,990,300
                                                                   -----------

Indiana -- 5.0%
               Monroe County Industrial Economic
                 Development Revenue, Textillery
                 Weavers Project
    590,000      2.364%, 11/05/2004 (a)<F14> (b)<F15>                  590,000
               Vigo County Indiana Industrial
                 Development Revenue, Republic
                 Services Inc. Project
  2,000,000      2.483%, 11/05/2004 (a)<F14> (b)<F15>                2,000,000
                                                                   -----------
                                                                     2,590,000
                                                                   -----------

Illinois -- 2.4%
               Cook County Illinois School District
                 No. 159, Tax Antic WTS-
                 Education Purpose
  1,250,000      3.750%, 04/01/2005                                  1,258,612
                                                                   -----------

Massachusetts -- 5.4%
               Massachusetts State Development
                 Finance Agency Environmental
                 Improvement Revenue, Mead Corp.
                 Project -- Series A
  1,500,000      2.250%, 11/01/2004 (a)<F14> (b)<F15>                1,500,000
               Massachusetts State Industrial
                 Financing Agency Industrial
                 Revenue, Asahi/America Inc.
                 (LOC: Citizens Bank of MA)
  1,250,000      3.125%, 3/01/2009 (a)<F14> (b)<F15>                 1,249,713
                                                                   -----------
                                                                     2,749,713
                                                                   -----------

Michigan -- 5.9%
               Michigan State Strategic Fund,
                 Dow Chemical Project
  1,000,000      3.100%, 12/01/2004 (a)<F14> (b)<F15>                1,000,490
  1,000,000      3.800%, 6/01/2006 (a)<F14> (b)<F15>                 1,018,110
               Michigan State Strategic Fund
                 Solid Waste Disposal Revenue,
                 Waste Management
  1,000,000      2.200%, 2/01/2005 (a)<F14> (b)<F15>                   998,260
                                                                   -----------
                                                                     3,016,860
                                                                   -----------

Missouri -- 1.6%
               St. Louis County Missouri
                 Industrial Development Authority
                 Multifamily Housing Revenue,
                 Pinetree Apartments -- Series A
    825,000      5.200%, 11/15/2004 (a)<F14> (b)<F15>                  825,165
                                                                   -----------

New Hampshire -- 2.0%
               New Hampshire State Business
                 Finance Authority
                 Pollution Control Revenue
  1,000,000      2.050%, 2/01/2005 (b)<F15>                          1,000,170
                                                                   -----------

New Jersey -- 9.0%
               Essex County New Jersey Utilities
                 Authority Water System Revenue
  4,600,000      2.375%, 11/23/2004                                  4,600,782
                                                                   -----------

North Carolina -- 4.9%
               Mecklenburg County North Carolina
                 Industrial Facilities & Pollution
                 Control Financing Authority
                 Industrial Revenue, Okaya Shinnichi
                 America  (LOC: Tokai Bank Ltd.)
  2,490,000      2.750%, 11/05/2004 (a)<F14> (b)<F15>                2,490,000
                                                                   -----------

Oklahoma -- 0.5%
               Oklahoma Development Finance
                 Authority Hospital Revenue,
                 Duncan Regional Hospital
                 Project -- Series A
    250,000      2.500%, 12/01/2004                                    250,005
                                                                   -----------

Texas -- 6.8%
               Brazoria County Texas Health
                 Facilities Development Corporate
                 Hospital Revenue Brazosport
                 Memorial Hospital
    200,000      4.000%, 07/01/2005                                    202,716
               Brazos Harbor Industrial
                 Development Corp
                 Environmental Facilities
                 Revenue, Conoco
  1,000,000      1.800%, 8/01/2005 (a)<F14> (b)<F15>                 1,001,030
               Cypress-Fairbanks Texas
                 Independent School District,
                 Schoolhouse-Series B
                 (SPA: Toronto-Dominion Bank)
  1,200,000      5.000%, 8/15/2007(a)<F14> (b)<F15>                  1,289,856
               Matagorda County Texas Navigation
                 District No. 1 Pollution Control
                 Revenue, Central Power & Light
  1,000,000      2.350%, 11/01/2004 (a)<F14> (b)<F15>                1,000,000
                                                                   -----------
                                                                     3,493,602
                                                                   -----------
               TOTAL MUNICIPAL BONDS
                 (cost $30,112,477)                                 30,133,839
                                                                   -----------

MONEY MARKET -- 0.0%
     25,257    Federated Government
                 Obligations Fund
                 (cost $25,257) -- 0.1%                                 25,257
                                                                   -----------
               Total Investments
                 (cost $50,254,297)                       99.1%     50,861,774
               Other Assets,
                 less Liabilities                          0.9%        462,093
                                                                   -----------
               NET ASSETS                                100.0%    $51,323,867
                                                                   -----------
                                                                   -----------

(a)<F14> Variable Rate Security -- The rate reported is the rate in effect as of October 31, 2004. The date shown is the next reset date.
(b)<F15>   Maturity date represents first available put date.
CS - Credit Support
LOC - Letter of Credit
SPA - Standby Purchase Agreement

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                      DYNAMIC        DYNAMIC
                                                      BALANCE        DIVIDEND
                                                        FUND           FUND
                                                      -------        --------
ASSETS:
   Investments, at value(1)<F16>                    $75,284,875    $44,687,069
   Cash                                                      --        137,156
   Dividends receivable                                  79,421        149,292
   Interest receivable                                  207,607          6,086
   Receivable for capital shares issued                 128,570        445,208
   Receivable for investment securities sold          1,585,167      1,185,889
   Prepaid expenses and other assets                      9,424         17,255
                                                    -----------    -----------
       Total assets                                  77,295,064     46,627,955
                                                    -----------    -----------
LIABILITIES:
   Payable for investment securities purchased        6,403,513      2,949,940
   Payable for capital shares redeemed                       --         15,762
   Accrued expenses and other liabilities:
       Investment advisory fees                         121,980         55,308
       Other                                             64,561         76,525
                                                    -----------    -----------
       Total liabilities                              6,590,054      3,097,535
                                                    -----------    -----------
NET ASSETS                                          $70,705,010    $43,530,420
                                                    -----------    -----------
                                                    -----------    -----------
NET ASSETS REPRESENTED BY
   Capital Stock                                    $58,633,091    $39,955,952
   Accumulated undistributed net investment income       79,511        259,626
   Accumulated net realized gains on investments
     sold and foreign currency related transactions   3,659,348      1,467,012
   Net unrealized appreciation/depreciation on:
       Investments                                    8,333,060      1,847,911
       Foreign currency translation                          --            (81)
                                                    -----------    -----------
       TOTAL NET ASSETS                             $70,705,010    $43,530,420
                                                    -----------    -----------
                                                    -----------    -----------
NET ASSET VALUE
   Net assets                                       $70,705,010    $43,530,420
   Shares of beneficial interest
     issued and outstanding                           5,683,054      3,528,294
   Net asset value, offering price
     and redemption price per share                      $12.44         $12.34

(1)<F16>  Cost of Investments                       $66,951,816    $42,839,158

                       See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                     MUNICIPAL    TAX OPTIMIZED
                                                   MONEY MARKET       INCOME
                                                       FUND            FUND
                                                   ------------   -------------
ASSETS:
   Investments, at value (1)<F17>                  $128,202,866    $50,861,774
   Cash                                                     387             --
   Interest receivable                                  535,771        507,791
   Receivable for capital shares issued               2,905,926             --
   Prepaid expenses and other assets                     17,116         12,870
                                                   ------------    -----------
       Total assets                                 131,662,066     51,382,435
                                                   ------------    -----------
LIABILITIES:
   Payable for investment securities purchased        1,257,641             --
   Payable for capital shares redeemed                   70,000            298
   Dividends payable to shareholders                     28,577            964
   Accrued expenses and other liabilities:
       Investment advisory fees                           8,449         14,470
       Other                                             69,923         42,836
                                                   ------------    -----------
       Total liabilities                              1,434,590         58,568
                                                   ------------    -----------
NET ASSETS                                         $130,227,476    $51,323,867
                                                   ------------    -----------
                                                   ------------    -----------
NET ASSETS REPRESENTED BY
   Capital Stock                                   $130,227,476    $50,740,198
   Accumulated undistributed
     net investment income                                2,815         11,645
   Accumulated net realized
     losses from investments sold                        (2,815)       (35,452)
   Net unrealized appreciation on investments                --        607,476
                                                   ------------    -----------
       Total Net Assets                            $130,227,476    $51,323,867
                                                   ------------    -----------
                                                   ------------    -----------
NET ASSET VALUE
   Adviser Class Shares
       Net assets                                  $     80,114    $    22,159
       Shares of beneficial interest
         issued and outstanding                          80,114          2,183
       Net asset value, offering price
         and redemption price per share                   $1.00         $10.15
   Investor Class Shares
       Net assets                                  $130,147,362    $51,301,708
       Shares of beneficial interest
         issued and outstanding                     130,147,362      5,053,857
       Net asset value, offering price
         and redemption price per share                   $1.00         $10.15

(1)<F17>  Cost of Investments                      $128,202,866    $50,254,297

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2004

                                                      DYNAMIC         DYNAMIC
                                                      BALANCE        DIVIDEND
                                                        FUND           FUND
                                                      -------        --------
INVESTMENT INCOME:
   Interest income                                   $  599,673     $   18,809
   Dividend income*<F18>                              1,279,110      2,817,212
                                                     ----------     ----------
       Total investment income                        1,878,783      2,836,021
                                                     ----------     ----------
EXPENSES:
   Investment advisory fees                             601,213        272,569
   Administration fees                                   35,703         21,338
   Fund accounting fees                                  34,294         28,801
   Audit fees                                            16,700         19,700
   Custodian fees                                        14,816         17,512
   Interest expense                                         370             --
   Legal fees                                             2,170          2,636
   Registration and filing fees                          21,834         32,510
   Printing fees                                          5,031          9,048
   Transfer agent fees                                   19,297         15,291
   Trustee fees                                           3,317          3,327
   Other fees                                             5,673          1,723
                                                     ----------     ----------
Total expenses before expense
  recovery (reimbursement) by Adviser                   760,418        424,455
   Expense recovery (reimbursement) by Adviser           51,589        (56,488)
                                                     ----------     ----------
       Net expenses                                     812,007        367,967
                                                     ----------     ----------
Net investment income                                 1,066,776      2,468,054
                                                     ----------     ----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Investments                                    3,750,643      1,483,063
       Foreign currencies                                    --         (6,398)
                                                     ----------     ----------
       Net realized gain                              3,750,643      1,476,665
                                                     ----------     ----------
   Change in unrealized
     appreciation/depreciation on investments
       Investments                                    3,043,286      1,067,523
       Foreign currency translation                          --            (81)
                                                     ----------     ----------
       Net change in unrealized
         appreciation/depreciation                    3,043,286      1,067,442
                                                     ----------     ----------
Net realized/unrealized gain on investments           6,793,929      2,544,107
                                                     ----------     ----------
Change in net assets resulting from operations       $7,860,705     $5,012,161
                                                     ----------     ----------
                                                     ----------     ----------

*<F18>  Net of foreign taxes withheld                $      216     $   37,125
                                                     ----------     ----------
                                                     ----------     ----------

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2004

                                                     MUNICIPAL    TAX OPTIMIZED
                                                    MONEY MARKET      INCOME
                                                        FUND           FUND
                                                    ------------  -------------
INVESTMENT INCOME:
   Interest income                                   $1,263,981     $1,733,463
                                                     ----------     ----------
       Total investment income                        1,263,981      1,733,463
                                                     ----------     ----------
EXPENSES:
   Investment advisory fees                             395,139        404,606
   Administration fees                                   46,059         29,823
   Distribution fees -- Adviser Class                        27             18
   Fund accounting fees                                  47,059         30,823
   Audit fees                                            13,868         13,868
   Custodian fees                                        12,023          9,565
   Interest expense                                       2,081             15
   Legal fees                                             5,946          5,157
   Registration and filing fees                          35,559         28,266
   Printing fees                                          5,368          1,060
   Transfer agent fees                                   40,493         26,776
   Trustee fees                                           3,287          3,287
   Other fees                                             4,844          4,087
                                                     ----------     ----------
Total expenses before
  expense reimbursement by Adviser                      611,753        557,351
   Less: Reimbursement by Adviser                      (311,122)      (233,633)
                                                     ----------     ----------
       Net expenses                                     300,631        323,718
                                                     ----------     ----------
Net investment income                                   963,350      1,409,745
                                                     ----------     ----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                   --        (35,452)
   Change in unrealized
     appreciation/depreciation on investments                --        (60,107)
                                                     ----------     ----------
Net realized/unrealized loss on investments                  --        (95,559)
                                                     ----------     ----------
Change in net assets resulting from operations       $  963,350     $1,314,186
                                                     ----------     ----------
                                                     ----------     ----------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    DYNAMIC BALANCE FUND
                                                                            ------------------------------------
                                                                               YEAR ENDED          YEAR ENDED
                                                                            OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                            ----------------    ----------------
OPERATIONS:
   Net investment income                                                       $ 1,066,776         $ 1,057,657
   Net realized gain (loss) on investments                                       3,750,643             (30,104)
   Change in unrealized appreciation/depreciation on investments                 3,043,286           9,058,775
                                                                               -----------         -----------
   Change in net assets resulting from operations                                7,860,705          10,086,328
                                                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                               (1,016,661)         (1,020,091)
                                                                               -----------         -----------
   Change in net assets resulting from distributions to shareholders            (1,016,661)         (1,020,091)
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    10,731,576           1,436,616
   Dividends reinvested                                                            898,869             896,893
   Cost of shares redeemed                                                      (1,525,813)           (670,726)
                                                                               -----------         -----------
   Change in net assets from shares of beneficial interest transactions         10,104,632           1,662,783
                                                                               -----------         -----------
       Total change in net assets                                               16,948,676          10,729,020
                                                                               -----------         -----------

NET ASSETS:
   Beginning of period                                                          53,756,334          43,027,314
                                                                               -----------         -----------
   End of period*<F19>                                                         $70,705,010         $53,756,334
                                                                               -----------         -----------
                                                                               -----------         -----------
*<F19> Including undistributed net investment income of                         $   79,511          $  106,697
                                                                               -----------         -----------
                                                                               -----------         -----------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                      DYNAMIC DIVIDEND FUND
                                                                            -----------------------------------------
                                                                                                 FOR THE PERIOD
                                                                                           SEPTEMBER 22, 2003(1)<F21>
                                                                               YEAR ENDED           THROUGH
                                                                            OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                            ----------------    ----------------
OPERATIONS:
   Net investment income                                                       $ 2,468,054         $    71,597
   Net realized gain (loss) on:
       Investments                                                               1,483,063             (31,416)
       Foreign currencies                                                           (6,398)                 --
   Change in unrealized appreciation/depreciation on:
       Investments                                                               1,067,523             780,388
       Foreign currency translation                                                    (81)                 --
                                                                               -----------         -----------
   Change in net assets resulting from operations                                5,012,161             820,569
                                                                               -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Shareholders:
       From net investment income                                               (2,259,008)                 --
                                                                               -----------         -----------
   Change in net assets resulting from distributions to shareholders            (2,259,008)                 --
                                                                               -----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                    29,533,128          12,717,086
   Dividends reinvested                                                          1,883,922                  --
   Redemption fees                                                                   7,373                  --
   Cost of shares redeemed                                                      (4,174,516)            (10,295)
                                                                               -----------         -----------
   Change in net assets from shares of beneficial interest transactions         27,249,907          12,706,791
                                                                               -----------         -----------
       Total change in net assets                                               30,003,060          13,527,360
                                                                               -----------         -----------
NET ASSETS:
   Beginning of period                                                          13,527,360                  --
                                                                               -----------         -----------
   End of period*<F20>                                                         $43,530,420         $13,527,360
                                                                               -----------         -----------
                                                                               -----------         -----------
*<F20> Including undistributed net investment income of                        $   259,626         $    72,343
                                                                               -----------         -----------
                                                                               -----------         -----------

(1)<F21>  Commencement of Operations.

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  MUNICIPAL MONEY MARKET FUND
                                                                           -----------------------------------------
                                                                                                 FOR THE PERIOD
                                                                                            DECEMBER 5, 2002(1)<F23>
                                                                              YEAR ENDED            THROUGH
                                                                           OCTOBER 31, 2004     OCTOBER 31, 2003
                                                                           ----------------     ----------------
OPERATIONS:
   Net investment income                                                       $   963,350         $   468,679
   Net realized loss on investments                                                     --                 (36)
   Change in unrealized appreciation/depreciation on investments                        --                  --
                                                                              ------------        ------------
   Change in net assets resulting from operations                                  963,350             468,643
                                                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders:
       From net investment income                                                     (115)                 --
   Distributions to Investor Class Shareholders:
       From net investment income                                                 (963,235)           (468,643)
                                                                              ------------        ------------
   Change in net assets resulting from distributions to shareholders              (963,350)           (468,643)
                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                   166,115,193         102,670,596
   Dividends reinvested                                                            866,133             466,068
   Cost of shares redeemed                                                     (95,880,229)        (44,010,285)
                                                                              ------------        ------------
   Change in net assets from shares of beneficial interest transactions         71,101,097          59,126,379
                                                                              ------------        ------------
       Total change in net assets                                               71,101,097          59,126,379
                                                                              ------------        ------------

NET ASSETS:
   Beginning of period                                                          59,126,379                  --
                                                                              ------------        ------------
   End of period*<F22>                                                        $130,227,476        $ 59,126,379
                                                                              ------------        ------------
                                                                              ------------        ------------
*<F22> Including undistributed net investment income of                       $      2,815        $     11,645
                                                                              ------------        ------------
                                                                              ------------        ------------

(1)<F23>  Commencement of Operations.

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   TAX OPTIMIZED INCOME FUND
                                                                            ----------------------------------------
                                                                                                 FOR THE PERIOD
                                                                                            DECEMBER 6, 2002(1)<F25>
                                                                               YEAR ENDED           THROUGH
                                                                            OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                            ----------------    ----------------
OPERATIONS:
   Net investment income                                                       $ 1,409,745         $ 1,060,845
   Net realized gain (loss) on investments                                         (35,452)             54,913
   Change in unrealized appreciation/depreciation on investments                   (60,107)            667,583
                                                                               -----------         -----------
   Change in net assets resulting from operations                                1,314,186           1,783,341
                                                                               -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Adviser Class Shareholders
       From net investment income                                                     (197)                 --
   Distributions to Investor Class Shareholders:
       From net investment income                                               (1,397,873)         (1,060,845)
   From net realized gain on investments                                           (31,474)            (23,469)
                                                                               -----------         -----------
   Change in net assets resulting from distributions to shareholders            (1,429,544)         (1,084,314)
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                     9,292,083          57,078,436
   Dividends reinvested                                                          1,412,683           1,083,329
   Cost of shares redeemed                                                     (14,856,164)         (3,270,169)
                                                                               -----------         -----------
   Change in net assets from shares of beneficial interest transactions         (4,151,398)         54,891,596
                                                                               -----------         -----------
       Total change in net assets                                               (4,266,756)         55,590,623
                                                                               -----------         -----------

NET ASSETS:
   Beginning of period                                                          55,590,623                  --
                                                                               -----------         -----------
   End of period*<F24>                                                         $51,323,867         $55,590,623
                                                                               -----------         -----------
                                                                               -----------         -----------
*<F24> Including undistributed net investment income of                        $    11,645         $        --
                                                                               -----------         -----------
                                                                               -----------         -----------

(1)<F25>  Commencement of Operations.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              DYNAMIC BALANCE FUND
                                             -------------------------------------------------------------------------------------
                                                YEAR ENDED          YEAR ENDED          YEAR ENDED             PERIOD ENDED
                                             OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002    OCTOBER 31, 2001 (A)<F26>
                                             ----------------    ----------------    ----------------    -------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD              $11.08              $ 9.17              $10.10                  $10.00
                                                  ------              ------              ------                  ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.19                0.22                0.24                    0.09
   Net realized/unrealized
     gains (losses) on investments                  1.37                1.91               (0.91)                   0.07
                                                  ------              ------              ------                  ------
   Total from investment operations                 1.56                2.13               (0.67)                   0.16
                                                  ------              ------              ------                  ------
LESS DISTRIBUTIONS:
   Dividends from net investment income            (0.20)              (0.22)              (0.25)                  (0.06)
   Net realized gains on investments                  --                  --               (0.01)                     --
                                                  ------              ------              ------                  ------
   Total distributions                             (0.20)              (0.22)              (0.26)                  (0.06)
                                                  ------              ------              ------                  ------
NET ASSET VALUE, END OF PERIOD                    $12.44              $11.08              $ 9.17                  $10.10
                                                  ------              ------              ------                  ------
                                                  ------              ------              ------                  ------
TOTAL RETURN                                       14.19%              23.50%              (6.82)%                  1.64%(b)<F27>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)             $70,705             $53,756             $43,027                 $38,203
   Ratio of expenses to average net assets:
      Before waivers and recoveries                 1.27%               1.51%               1.50%                   1.40%(c)<F28>
      After waivers and recoveries                  1.35%               1.35%               1.35%                   1.35%(c)<F28>
   Ratio of net investment
     income to average net assets                   1.78%               2.26%               2.45%                   2.55%(c)<F28>
   Portfolio turnover                                 56%                 39%                 42%                      9%

(a)<F26> For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b)<F27>   Not Annualized.
(c)<F28>   Annualized.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                         DYNAMIC DIVIDEND FUND
                                                              ---------------------------------------------
                                                                 YEAR ENDED              PERIOD ENDED
                                                              OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F29>
                                                              ----------------     ------------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.69                   $10.00
                                                                   ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             1.09(b)<F30>             0.06
   Net realized/unrealized gains on investments                      1.51                     0.63
                                                                   ------                   ------
   Total from investment operations                                  2.60                     0.69
                                                                   ------                   ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.95)                      --
   Net realized gains on investments                                   --                       --
                                                                   ------                   ------
   Total distributions                                              (0.95)                      --
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $12.34                   $10.69
                                                                   ------                   ------
                                                                   ------                   ------
TOTAL RETURN                                                        24.90%                    6.90%(c)<F31>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $43,530                  $13,527
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.56%                    3.11%(d)<F32>
      After waivers and reimbursements                               1.35%                    1.35%(d)<F32>
   Ratio of net investment income to average net assets              9.08%                    5.69%(d)<F32>
   Portfolio turnover                                                 194%                       9%

(a)<F29> For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b)<F30> Net investment income is calculated using average shares outstanding during the period.
(c)<F31>   Not Annualized.
(d)<F32>   Annualized.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                            MUNICIPAL MONEY
                                                              MARKET FUND
                                                            ---------------
                                                             PERIOD ENDED
                                                       OCTOBER 31, 2004(A)<F33>
                                                       ------------------------
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                             $1.00
                                                                 -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          0.01
   Net realized/unrealized gains on investments                     --
                                                                 -----
   Total from investment operations                               0.01
                                                                 -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                          (0.01)
   Net realized gains on investments                                --
                                                                 -----
   Total distributions                                           (0.01)
                                                                 -----
NET ASSET VALUE, END OF PERIOD                                   $1.00
                                                                 -----
                                                                 -----
TOTAL RETURN                                                      0.89%(b)<F34>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period                                 $80,114
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                           0.93%(c)<F35>
      After waivers and reimbursements                            0.59%(c)<F35>
   Ratio of net investment income to average net assets           0.90%(c)<F35>

(a)<F33> For the period from March 30, 2004 (commencement of operations) to October 31, 2004.
(b)<F34>   Not Annualized.
(c)<F35>   Annualized.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      MUNICIPAL MONEY MARKET FUND
                                                              ---------------------------------------------
                                                                 YEAR ENDED              PERIOD ENDED
                                                              OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F36>
                                                              ----------------     ------------------------
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                                $1.00                    $1.00
                                                                    -----                    -----
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.01                     0.01
   Net realized/unrealized gains on investments                        --                       --
                                                                    -----                    -----
   Total from investment operations                                  0.01                     0.01
                                                                    -----                    -----
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.01)                   (0.01)
   Net realized gains on investments                                   --                       --
                                                                    -----                    -----
   Total distributions                                              (0.01)                   (0.01)
                                                                    -----                    -----
NET ASSET VALUE, END OF PERIOD                                      $1.00                    $1.00
                                                                    -----                    -----
                                                                    -----                    -----
TOTAL RETURN                                                         1.09%                    1.00%(b)<F37>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                             $130,147                  $59,126
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              0.70%                    0.73%(c)<F38>
      After waivers and reimbursements                               0.34%                    0.32%(c)<F38>
   Ratio of net investment income to average net assets              1.10%                    1.09%(c)<F38>

(a)<F36> For the period from December 5, 2002 (commencement of operations) to October 31, 2003.
(b)<F37>   Not Annualized.
(c)<F38>   Annualized.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           TAX OPTIMIZED
                                                            INCOME FUND
                                                           -------------
                                                            PERIOD ENDED
                                                      OCTOBER 31, 2004(A)<F39>
                                                      ------------------------
ADVISER CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.26
                                                               ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                         0.16(b)<F40>
   Net realized/unrealized losses on investments                (0.11)
                                                               ------
   Total from investment operations                              0.05
                                                               ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                         (0.16)
   Net realized gains on investments                               --
                                                               ------
   Total distributions                                          (0.16)
                                                               ------
NET ASSET VALUE, END OF PERIOD                                 $10.15
                                                               ------
                                                               ------
TOTAL RETURN                                                     0.55%(c)<F41>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period                                $22,159
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                          1.25%(d)<F42>
      After waivers and reimbursements                           0.85%(d)<F42>
   Ratio of net investment income to average net assets          2.41%(d)<F42>
   Portfolio turnover                                              55%(e)<F43>

(a)<F39> For the period from March 30, 2004 (commencement of operations) to October 31, 2004.
(b)<F40> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(c)<F41>   Not Annualized.
(d)<F42>   Annualized.
(e)<F43> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        TAX OPTIMIZED INCOME FUND
                                                              ---------------------------------------------
                                                                 YEAR ENDED              PERIOD ENDED
                                                              OCTOBER 31, 2004     OCTOBER 31, 2003(A)<F44>
                                                              ----------------     ------------------------
INVESTOR CLASS SHARES:
NET ASSET VALUE, BEGINNING OF PERIOD                               $10.18                   $10.00
                                                                   ------                   ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.27                     0.23
   Net realized/unrealized gains (losses) on investments            (0.02)                    0.18
                                                                   ------                   ------
   Total from investment operations                                  0.25                     0.41
                                                                   ------                   ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                             (0.27)                   (0.23)
   Net realized gains on investments                                (0.01)                      --(d)<F47>
                                                                   ------                   ------
   Total distributions                                              (0.28)                   (0.23)
                                                                   ------                   ------
NET ASSET VALUE, END OF PERIOD                                     $10.15                   $10.18
                                                                   ------                   ------
                                                                   ------                   ------
TOTAL RETURN                                                         2.42%                    4.12%(b)<F45>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                              $51,302                  $55,591
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                              1.04%                    1.02%(c)<F46>
      After waivers and reimbursements                               0.60%                    0.60%(c)<F46>
   Ratio of net investment income to average net assets              2.62%                    2.48%(c)<F46>
   Portfolio turnover(e)<F48>                                          55%                      46%

(a)<F44> For the period from December 6, 2002 (commencement of operations) to October 31, 2003.
(b)<F45>   Not Annualized.
(c)<F46>   Annualized.
(d)<F47>   Amount is less than $0.005.
(e)<F48> Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

1.   ORGANIZATION:

     Alpine Series Trust (the "Series Trust") was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Income Trust (the "Income Trust") was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as an open-end management investment company. Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund are two separate funds of the Series Trust and Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (individually referred to as a "Fund" and collectively, "the Funds") are diversified funds. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. Effective March 30, 2004, the Alpine Municipal Money Market Fund and the Alpine Tax Optimized Income Fund began to offer both Investor Class and Adviser Class shares.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Dynamic Balance, Dynamic Dividend and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities' primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

     The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

     B.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     C.   SHORT SALE TRANSACTIONS:

     The Dynamic Balance Fund and the Dynamic Dividend Fund are authorized to engage in short selling. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must borrow the security to deliver to the buyer when effecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, a fund maintains collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions. The Funds did not engage in short sales for the year ended October 31, 2004.

     D.   INTEREST EXPENSE:

     The Funds are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The Dynamic Balance Fund, Municipal Money Market Fund and the Tax Optimized Income Fund incurred interest expense totaling $370, $2,081 and $15, respectively for the year ended October 31, 2004.

     E.   INCOME TAXES:

     It is each Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     F.   DIVIDENDS AND DISTRIBUTIONS:

     The Dynamic Balance Fund, the Dynamic Dividend Fund and the Tax Optimized Income Fund intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund's net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     G.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

     H.   FOREIGN EXCHANGE TRANSACTIONS:

     The Dynamic Balance and Dynamic Dividend Funds may invest up to 15% and 25%, respectively of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of
     Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     I.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     DYNAMIC BALANCE FUND

                                                               YEAR ENDED                       YEAR ENDED
                                                            OCTOBER 31, 2004                 OCTOBER 31, 2003
                                                          --------------------            ---------------------
                                                          SHARES        AMOUNT            SHARES         AMOUNT
                                                          ------        ------            ------         ------
     Shares sold                                          880,345     $10,731,576         138,742      $1,436,616
     Shares issued in reinvestment of dividends            74,954         898,869          91,251         896,893
     Shares redeemed                                     (125,979)     (1,525,813)        (68,511)       (670,726)
                                                         --------     -----------         -------      ----------
     Total net change                                     829,320     $10,104,632         161,482      $1,662,783
                                                         --------     -----------         -------      ----------
                                                         --------     -----------         -------      ----------

     DYNAMIC DIVIDEND FUND

                                                                                              FOR THE PERIOD
                                                                                        SEPTEMBER 22, 2003(1)<F49>
                                                               YEAR ENDED                        THROUGH
                                                            OCTOBER 31, 2004                 OCTOBER 31, 2003
                                                          --------------------            ---------------------
                                                          SHARES        AMOUNT            SHARES         AMOUNT
                                                          ------        ------            ------         ------
     Shares sold                                        2,450,382     $29,533,128       1,266,615     $12,717,086
     Shares issued in reinvestment of dividends           156,598       1,883,922              --              --
     Redemption fees                                           --           7,373              --              --
     Shares redeemed                                     (344,339)     (4,174,516)           (962)        (10,295)
                                                        ---------     -----------       ---------     -----------
     Total net change                                   2,262,641     $27,249,907       1,265,653     $12,706,791
                                                        ---------     -----------       ---------     -----------
                                                        ---------     -----------       ---------     -----------

     (1)<F49>  Commencement of operations.

     MUNICIPAL MONEY MARKET FUND

                                                                                              FOR THE PERIOD
                                                                                         DECEMBER 5, 2002(1)<F50>
                                                               YEAR ENDED                        THROUGH
                                                            OCTOBER 31, 2004                 OCTOBER 31, 2003
                                                          --------------------            ---------------------
                                                          SHARES        AMOUNT            SHARES         AMOUNT
                                                          ------        ------            ------         ------
     Investor Class
        Shares sold                                   166,030,693    $166,030,693     102,670,596    $102,670,596
        Shares issued in reinvestment of dividends        866,018         866,018         466,068         466,068
        Shares redeemed                               (95,875,729)    (95,875,729)    (44,010,285)    (44,010,285)
                                                      -----------    ------------     -----------    ------------
        Total net change                               71,020,982    $ 71,020,982      59,126,379    $ 59,126,379
                                                      -----------    ------------     -----------    ------------
                                                      -----------    ------------     -----------    ------------
     Adviser Class
        Shares sold                                        84,500    $     84,500              --    $         --
        Shares issued in reinvestment of dividends            115             115              --              --
        Shares redeemed                                    (4,500)         (4,500)             --              --
                                                      -----------    ------------     -----------    ------------
        Total net change                                   80,115    $     80,115              --    $         --
                                                      -----------    ------------     -----------    ------------
                                                      -----------    ------------     -----------    ------------

     (1)<F50>  Commencement of operations.

     TAX OPTIMIZED INCOME FUND

                                                                                              FOR THE PERIOD
                                                                                         DECEMBER 6, 2002(1)<F51>
                                                               YEAR ENDED                        THROUGH
                                                            OCTOBER 31, 2004                 OCTOBER 31, 2003
                                                          --------------------            ---------------------
                                                          SHARES        AMOUNT            SHARES         AMOUNT
                                                          ------        ------            ------         ------
     Investor Class
        Shares sold                                       910,320      $9,270,083       5,668,318     $57,078,436
        Shares issued in reinvestment of dividends        138,854       1,412,486         115,511       1,083,329
        Shares redeemed                                (1,455,861)    (14,856,164)       (323,286)     (3,270,169)
                                                       ----------    ------------       ---------     -----------
        Total net change                                 (406,687)   $ (4,173,595)      5,460,543     $54,891,596
                                                       ----------    ------------       ---------     -----------
                                                       ----------    ------------       ---------     -----------
     Adviser Class
        Shares sold                                         2,164    $     22,000              --     $        --
        Shares issued in reinvestment of dividends             20             197              --              --
        Shares redeemed                                        --              --              --              --
                                                       ----------    ------------       ---------     -----------
        Total net change                                    2,184    $     22,197              --     $        --
                                                       ----------    ------------       ---------     -----------
                                                       ----------    ------------       ---------     -----------

     (1)<F51> Commencement of operations.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2004 are as follows:

                                           NON-U.S. GOVERNMENT             U.S. GOVERNMENT
                                       --------------------------     -------------------------
                                        PURCHASES        SALES        PURCHASES        SALES
                                       -----------    -----------     ----------     ----------
     Dynamic Balance Fund              $33,446,422    $29,883,731     $6,951,367     $2,124,844
     Dynamic Dividend Fund              73,839,563     50,492,311             --             --
     Tax Optimized Income Fund          18,294,565     20,482,430             --             --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution plan (the "Plan") for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets. Amounts paid under the plan by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $27 and the Tax Optimized Income Fund incurred $18 pursuant to the plan for the period ended October 31, 2004.

     The plan for the Municipal Money Market Fund and the Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not "interested persons," as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund's average daily net assets for the Dynamic Balance Fund and the Dynamic Dividend Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund's average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund's average daily net assets.

     The Adviser agreed to, reimburse the Dynamic Balance Fund, Dynamic Dividend Fund and Tax Optimized Income Fund-Investor Class, to the extent necessary, to ensure that the Funds' total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% and 0.60% of the Funds' average daily net assets, respectively. For the year ended October 31, 2004, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund's total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.32% to 0.37% of the Fund's average daily net assets during 2004. The expense caps for the Adviser Class shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover from each Fund the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2004, the Adviser waived investment advisory fees totaling $56,488, $311,122 and $233,633 for the Dynamic Dividend Fund, Municipal Money Market Fund and Tax Optimized Income Fund, respectively. For the year ended October 31, 2004, the Adviser recovered previous reimbursed/absorbed expenses totaling $51,589 for the Dynamic Balance Fund. The expense limitations will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve their modification or termination.

     Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

     Year of Expiration  Dynamic Balance Fund          Dynamic Dividend Fund
     ------------------  --------------------          ---------------------
     10/31/05            $18,417                       $    --
     10/31/06            $73,377                       $22,179
     10/31/07            $    --                       $56,488

     Year of Expiration  Municipal Money Market Fund   Tax Optimized Income Fund
     ------------------  ---------------------------   -------------------------
     10/31/06            $175,958                      $181,472
     10/31/07            $311,122                      $233,633

     At October 31, 2004, the Dynamic Balance Fund had $1,094,019 invested in the Municipal Money Market Fund.

7.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

                                                       DYNAMIC             DYNAMIC            MUNICIPAL              TAX
                                                       BALANCE             DIVIDEND             MONEY             OPTIMIZED
                                                         FUND                FUND            MARKET FUND         INCOME FUND
                                                       -------             --------          -----------         -----------
     Cost of Investments                              $66,902,806         $42,867,027        $128,202,866         $50,254,297
                                                      -----------         -----------        ------------         -----------
                                                      -----------         -----------        ------------         -----------
     Gross unrealized appreciation                    $ 9,476,405         $ 2,954,624        $         --         $   632,653
     Gross unrealized depreciation                     (1,094,336)         (1,134,582)                 --             (25,177)
                                                      -----------         -----------        ------------         -----------
     Net unrealized appreciation/(depreciation)       $ 8,382,069         $ 1,820,042        $         --         $   607,476
                                                      -----------         -----------        ------------         -----------
                                                      -----------         -----------        ------------         -----------
     Undistributed ordinary income                    $   448,731         $ 1,542,455        $         --         $     6,041
     Undistributed exempt interest income                      --                  --               2,815               5,604
     Undistributed long-term capital gain               3,241,119             212,052                  --                  --
                                                      -----------         -----------        ------------         -----------
     Total distributable earnings                     $ 3,689,850         $ 1,754,507        $      2,815         $    11,645
                                                      -----------         -----------        ------------         -----------
                                                      -----------         -----------        ------------         -----------
     Other accumulated gains/(losses)                 $        --         $        --        $     (2,815)        $   (35,452)
                                                      -----------         -----------        ------------         -----------
     Total accumulated earnings/(losses)              $12,071,919         $ 3,574,549        $         --         $   583,669
                                                      -----------         -----------        ------------         -----------
                                                      -----------         -----------        ------------         -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and REIT tax adjustments.

     The tax character of distributions paid during the periods ended October 31, 2004 and 2003 were as follows:

     DYNAMIC BALANCE FUND                          2004                2003
                                                   ----                ----
     Ordinary income                         $1,016,661          $1,020,091
     Long-term capital gain                          --                  --
                                             ----------          ----------
                                             $1,016,661          $1,020,091
                                             ----------          ----------
                                             ----------          ----------

     DYNAMIC DIVIDEND FUND
     Ordinary income                         $2,259,008                  --
     Long-term capital gain                          --                  --
                                             ----------          ----------
                                             $2,259,008                  --
                                             ----------          ----------
                                             ----------          ----------

     MUNICIPAL MONEY MARKET FUND
     Exempt interest dividends               $  963,350          $  468,643
     Long-term capital gain                          --                  --
                                             ----------          ----------
                                             $  963,350          $  468,643
                                             ----------          ----------
                                             ----------          ----------

     TAX OPTIMIZED INCOME FUND
     Ordinary income                         $  758,470          $  574,675
     Exempt interest dividends                  671,074             509,639
     Long-term capital gain                               --             --
                                             ----------          ----------
                                             $1,429,544          $1,084,314
                                             ----------          ----------
                                             ----------          ----------

     Capital loss carryovers as of October 31, 2004 are as follows:

                                       Net Capital            Capital Loss
                                   Loss Carryover*<F52>   Carryover Expiration
                                   --------------------   --------------------
     Municipal Money Market Fund          $2,815                10/31/12
     Tax Optimized Income Fund           $35,452                10/31/12

     *<F52> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Boards of Trustees of Alpine Series Trust and Alpine Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Series Trust, comprising the Alpine Dynamic Balance Fund and Alpine Dynamic Dividend Fund and Alpine Income Trust, comprising the Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund (collectively, the "Funds"), as of October 31, 2004, the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those statements and highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, WI
December 23, 2004

                       ADDITIONAL INFORMATION (UNAUDITED)

                                EXPENSE EXAMPLES
                                OCTOBER 31, 2004

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser & Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/04 - 10/31/04.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not the represent the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALPINE DYNAMIC BALANCE FUND

                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F53>              $1,000.00        $1,080.30             $7.06
Hypothetical(2)<F54>        $1,000.00        $1,018.21             $6.85

(1)<F53> Ending account values and expenses paid during period based on a 8.03% return. The return is considered after expenses are deducted from the fund.

(2)<F54> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE DYNAMIC DIVIDEND FUND

                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F55>              $1,000.00        $1,082.20             $7.07
Hypothetical(2)<F56>        $1,000.00        $1,018.21             $6.85

(1)<F55> Ending account values and expenses paid during period based on a 8.22% return. The return is considered after expenses are deducted from the fund.
(2)<F56> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE MUNICIPAL MONEY MARKET FUND
ADVISER CLASS SHARES
                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F57>              $1,000.00        $1,004.50             $2.97
Hypothetical(2)<F58>        $1,000.00        $1,022.03             $3.00

(1)<F57> Ending account values and expenses paid during period based on a 0.45% return. The return is considered after expenses are deducted from the fund.
(2)<F58> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE MUNICIPAL MONEY MARKET FUND
INVESTOR CLASS SHARES
                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F59>              $1,000.00        $1,005.80             $1.71
Hypothetical(2)<F60>        $1,000.00        $1,023.29             $1.73

(1)<F59> Ending account values and expenses paid during period based on a 0.58% return. The return is considered after expenses are deducted from the fund.
(2)<F60> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE TAX OPTIMIZED INCOME FUND
ADVISER CLASS SHARES
                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F61>              $1,000.00        $1,011.70             $4.30
Hypothetical(2)<F62>        $1,000.00        $1,020.73             $4.32

(1)<F61> Ending account values and expenses paid during period based on a 1.17% return. The return is considered after expenses are deducted from the fund.
(2)<F62> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

ALPINE TAX OPTIMIZED INCOME FUND
INVESTOR CLASS SHARES
                            Beginning          Ending          Expenses Paid
                          Account Value    Account Value       During Period
                            5/01/2004        10/31/2004      5/1/04 - 10/31/04
                          -------------    -------------     -----------------
Actual(1)<F63>              $1,000.00        $1,013.20             $3.04
Hypothetical(2)<F64>        $1,000.00        $1,021.98             $3.05

(1)<F63> Ending account values and expenses paid during period based on a 1.32% return. The return is considered after expenses are deducted from the fund.
(2)<F64> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.

INFORMATION ABOUT TRUSTEES AND OFFICERS
---------------------------------------

   The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

                              INDEPENDENT TRUSTEES

                                TERM OF                                                # OF PORTFOLIOS
                  POSITION(S)   OFFICE AND                                             IN FUND COMPLEX          OTHER
NAME, ADDRESS     HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION                      OVERSEEN BY              DIRECTORSHIPS
AND AGE           THE TRUST     TIME SERVED  DURING PAST FIVE YEARS                    TRUSTEE OR OFFICER*<F65> HELD BY TRUSTEE
--------------    -----------   -----------  ----------------------                    ------------------------ ---------------
Laurence B.       Independent   Indefinite,  Real estate developer and construction            7                Trustee of Alpine
Ashkin (76),      Trustee       since        consultant since 1980; Founder and                                 Equity Trust
2500 Westchester                inception    President of Centrum Equities since                                (formerly Evergreen
Ave.,                                        1987 and Centrum Properties, Inc.                                  Global Equity
Purchase, NY                                 since 1980.                                                        Trust); Trustee
10577                                                                                                           Emeritus of
                                                                                                                Evergreen Fund
                                                                                                                complex

H. Guy            Independent   Indefinite,  Chief Operating Officer of L&L                    7                Director and
Leibler (50),     Trustee       since        Acquisitions, LLC since 2003; President,                           Chairman, White
2500 Westchester                inception    Skidmore, Owings & Merrill LLP, (2001-                             Plains Hospital
Ave.,                                        2003), Chairman and President of                                   Center; Director,
Purchase, NY                                 Pailatus, a news media company (1997-                              Dressage for Kids;
10577                                        1999); Director of Brand Space Inc., a                             Trustee of Alpine
                                             brand marketing/advertising company                                Equity Trust
                                             (1997-1999).

Jeffrey E.        Independent   Indefinite,  Partner, Loeb, Block & Partners LLP,              7                Director, Adair
Wacksman (41)     Trustee       since 2004   since 1994.                                                        International
2500 Westchester                                                                                                Limited; Director,
Ave.,                                                                                                           Cable Beach
Purchase, NY                                                                                                    Properties, Inc.;
10577                                                                                                           Director, Bondi
                                                                                                                Icebergs Inc.;
                                                                                                                Trustee, Larchmont
                                                                                                                Manor Park
                                                                                                                Society; Trustee of
                                                                                                                Alpine Equity Trust

*<F65> The term "Fund Complex" refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

INTERESTED TRUSTEES & OFFICERS

                                TERM OF                                              # OF PORTFOLIOS
                  POSITION(S)   OFFICE AND                                           IN FUND COMPLEX            OTHER
NAME, ADDRESS     HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION                    OVERSEEN BY                DIRECTORSHIPS
AND AGE           THE TRUST     TIME SERVED  DURING PAST FIVE YEARS                  TRUSTEE OR OFFICER**<F67>  HELD BY TRUSTEE
--------------    -----------   -----------  ----------------------                  ------------------------   ---------------
Samuel A.         Interested    Indefinite,  CEO of Alpine Management & Research,            7                  Trustee of Alpine
Lieber*<F66> (48) Trustee,      since        LLC since November 1997.  Formerly,                                Equity Trust
2500 Westchester  Portfolio     inception    Senior Portfolio Manager with
Ave.              Manager, and               Evergreen Asset Management Corp.
Purchase, NY      President                  (1985 - 1997)
10577

Stephen A.        Vice          Indefinite,  Chairman and Senior Portfolio Manager,          N/A                None
Lieber (79)       President     since        Saxon Woods Advisors, LLC (October
2500 Westchester                inception    1999 - Present). Formerly President,
Ave.                                         Evergreen Asset Management Corp.
Purchase, NY                                 (1971 - 1999). Chairman and Chief
10577                                        Executive Officer, Lieber &
                                             Company (February 1969 - July 1999).

Steven C.         Vice          Indefinite,  Managing Director of Alpine                     N/A                None
Shachat (43)      President     since 2002   Management and Research, LLC since
2500 Westchester                             September 2002.  Formerly, a Senior
Ave.                                         Portfolio Manager with Evergreen Asset
Purchase, NY                                 Management Corp. (1989 - 2001).
10577

Oliver Sun (40)   Secretary     Indefinite,  Controller of Alpine Management and             N/A                None
2500 Westchester                since 2002   Research, LLC, 1998 to Present.
Ave.
Purchase, NY
10577

Sheldon R.        Treasurer/    Indefinite,  Chief Financial Officer, Saxon Woods            N/A                None
Flamm (56)        Chief         since 2002   Advisors, LLC, 1999 to Present, Chief
2500 Westchester  Compliance                 Financial Officer, Lieber & Co. (a
Ave.              Officer                    wholly-owned subsidiary of First Union
Purchase, NY                                 National Bank), 1997 to 1999, Chief
10577                                        Financial Officer of Evergreen Asset
                                             Management Corp., March 1987 to
                                             September 1999.

 *<F66> Denotes Trustee who is an "interested person" of the Trust or Fund by virtue of his relationship with the Adviser.
**<F67> The term "Fund Complex" refers to the Funds in the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust.

TAX INFORMATION

The percentage of dividend income received by the Funds for the fiscal year ended October 31, 2004 that qualified for the 15% tax rate was:

Dynamic Balance Fund                   65.88%
Dynamic Dividend Fund                  96.50%

The Funds designated the following percentages of distributions declared from ordinary income and short-term capital gains for the fiscal year ended October 31, 2004 as qualified dividend income under Internal Revenue Code Section 1 (h)
(11) (B):

Dynamic Balance Fund                   62.18%
Dynamic Dividend Fund                  73.95%

The Municipal Money Market Fund and the Tax Optimized Income Fund designated 100% and 48%, respectively, of their dividends declared from ordinary dividends as exempt interest dividends.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2004 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public
           -----------
Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(ALPINE LOGO)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

INVESTMENT ADVISER
Alpine Management & Research, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

TRANSFER AGENT & ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER/INVESTOR INFORMATION
(888) 785-5578
www.alpinefunds.com

ALPINE FUNDS
2500 WESTCHESTER AVENUE, SUITE 215
PURCHASE, NY 10577
(914) 251-0880

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. "Other services" provided by the principal accountant were not applicable. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


                              FYE  10/31/2004      FYE  10/31/2003
                              ---------------      ---------------
Audit Fees                        $34,500              $22,950
Audit-Related Fees                      0                    0
Tax Fees                           $5,500               $5,875
All Other Fees                          0                    0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
------------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Series Trust
                   ---------------------------------------

     By (Signature and Title)  /s/Samuel A. Lieber
                               ---------------------------
                               Samuel A. Lieber, President

     Date   January 10, 2005
          ------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F68> /s/Samuel A. Lieber
                                    ---------------------------
                                    Samuel A. Lieber, President

     Date   January 10, 2005
          -----------------------------------------------------

     By (Signature and Title)*<F68> /s/Sheldon Flamm
                                    ---------------------------
                                    Sheldon Flamm, Treasurer

     Date   January 10, 2005
          -----------------------------------------------------

*<F68> Print the name and title of each signing officer under his or her signature.